EXHIBIT 10.1

                               Dated 26 May 2004
                               -----------------


                          GRANITE MORTGAGES 01-1 PLC


                          GRANITE MORTGAGES 01-2 PLC


                          GRANITE MORTGAGES 02-1 PLC


                          GRANITE MORTGAGES 02-2 PLC


                          GRANITE MORTGAGES 03-1 PLC


                          GRANITE MORTGAGES 03-2 PLC


                          GRANITE MORTGAGES 03-3 PLC


                          GRANITE MORTGAGES 04-1 PLC


                               NORTHERN ROCK PLC


                       GRANITE FINANCE TRUSTEES LIMITED


                        GRANITE FINANCE FUNDING LIMITED


                                    - and -


                                    OTHERS




              _________________________________________________

                          MASTER DEFINITIONS SCHEDULE
                             EIGHTH AMENDMENT DEED
              _________________________________________________

                          SIDLEY AUSTIN BROWN & WOOD
                               WOOLGATE EXCHANGE
                             25 BASINGHALL STREET
                                LONDON EC2V 5HA
                            TELEPHONE 020 7360 3600
                            FACSIMILE 020 7626 7937

THIS MASTER DEFINITIONS SCHEDULE EIGHTH AMENDMENT DEED is made on 26 May 2004

BETWEEN:

(1) Granite Mortgages 01-1 PLC (registered number 4129652), a public limited company incorporated under the laws of England and Wales, whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX (the "First Issuer");

(2) Granite Mortgages 01-2 PLC (registered number 4270015), a public limited company incorporated under the laws of England and Wales, whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX (the "Second Issuer");

(3) Granite Mortgages 02-1 PLC (registered number 4340767), a public limited company incorporated under the laws of England and Wales, whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX (the "Third Issuer");

(4) Granite Mortgages 02-2 PLC (registered number 4482804), a public limited company incorporated under the laws of England and Wales, whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX (the "Fourth Issuer");

(5) Granite Mortgages 03-1 PLC (registered number 4598035), a public limited company incorporated under the laws of England and Wales, whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX (the "Fifth Issuer");

(6) Granite Mortgages 03-2 PLC (registered number 4684567), a public limited company incorporated under the laws of England and Wales, whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX (the "Sixth Issuer");

(7) Granite Mortgages 03-3 PLC (registered number 4823268), a public limited company incorporated under the laws of England and Wales, whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX (the "Seventh Issuer");

(8) Granite Mortgages 04-1 PLC (registered number 4959572), a public limited company incorporated under the laws of England and Wales, whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX (the "Eighth Issuer");

(9) Northern Rock PLC, a public limited company incorporated under the laws of England and Wales, whose registered office is at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL in its capacity as (1) Seller; (2) Cash Manager; (3) Start-up Loan Provider; (4) Administrator; (5) Account Bank; (6) Funding GIC Provider; (7) Mortgages Trustee GIC Provider; (8) Basis Rate Swap Provider in relation to the Previous Issuers; and (8) Issuer Cash Manager in relation to the Previous Issuers;

(10) Granite Finance Funding Limited (registered number 79308), a private limited company incorporated under the laws of Jersey, Channel Islands, acting through its branch at 69 Park Lane, Croydon CR9 1TQ as Funding;

(11) Granite Finance Trustees Limited (registered number 79309), a private limited company incorporated under the laws of Jersey whose registered office is at 22

     Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands as the Mortgages Trustee;

(12) Lloyds TSB Bank PLC (registered number 2065), a public limited company incorporated under the laws of England and Wales whose registered office is at 25 Gresham Street, London EC2V 7HN, in its capacity as (1) Account Bank; (2) a Collection Bank; (3) Funding GIC Provider, (4) Stand-by Funding GIC Provider and (5) Stand-by Account Bank;

(13) Lloyds TSB Bank PLC, Jersey International Branch, acting through its office at 4 Bond Street, St. Helier, Jersey JE4 8ZE, Channel Islands as Jersey Account Bank;

(14) The Bank of New York, a New York banking corporation whose London branch address is at One Canada Square, 48th Floor, London E13 5AL in its capacity as (1) Security Trustee and (2) Note Trustee in relation to the Previous Issuers;

(15) Mourant & Co. Capital (SPV) Limited, a private limited company incorporated under the laws of England and Wales whose registered office is 69 Park Lane, Croydon CR9 1TQ, as Corporate Services Provider for Funding;

(16) Mourant & Co. Limited, a company incorporated under the laws of Jersey, registered number 36615, whose registered office is at 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands, as Corporate Services Provider for the Mortgages Trustee;

(17) Citibank, N.A., acting through its offices at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, in its capacity as (1) an agent bank; (2) a principal paying agent; (3) a registrar; (4) a transfer agent; (5) Issuer Account Bank in relation to the Previous Issuers; and
     (6) Euro Currency Swap Provider in relation to the Euro Notes issued by the Fifth Issuer, the Seventh Issuer and the Eighth Issuer and acting through its office at 111 Wall Street, 14th Floor, New York, New York 10005, U.S.A., as (1) a U.S. paying agent in relation to the Previous Issuers, and (2) a note depository in relation to the First Issuer;

(18) Banque AIG, London Branch, whose registered branch office is 5th Floor, One Curzon Street, London W1J 5RT as Currency Swap Provider in relation to the Notes issued by the First Issuer and the Dollar Currency Swap Provider in relation to the Dollar Notes issued by the Sixth Issuer and in relation to the Series 2 Class A1 Notes issued by the Eighth Issuer;

(19) JPMorgan Chase Bank whose registered branch office is at 125 London Wall, London EC2Y 4AJ as Currency Swap Provider in relation to the Notes issued by the Second Issuer;

(20) Credit Suisse First Boston International, whose registered branch office is at One Cabot Square, London E14 4QJ, as Currency Swap Provider in relation to the Notes issued by the Third Issuer;

(21) CDC IXIS Capital Markets, a company incorporated in France and registered in the Trade and Companies Register under number Paris B 340 706 407 acting through its branch at Cannon Bridge, 25 Dowgate Hill, London EC4R 2GN, as Currency Swap

     Provider in relation to the Notes issued by the Fourth Issuer and Interest Rate Swap Provider in relation to the Series 3 Class A Notes issued by the Sixth Issuer;

(22) ABN Amro Bank N.V., acting through its office at 199 Bishopsgate, London EC2M 3XW as Euro Currency Swap Provider in relation to the Euro Notes issued by the Sixth Issuer;

(23) Swiss Re Financial Products Corporation, a company whose registered branch office is at 55 East 52nd Street, New York, New York 10055, as Dollar Currency Swap Provider in relation to the Dollar Notes issued by the Seventh Issuer and in relation to the Series 1 Dollar Notes issued by the Eighth Issuer;

(24) Law Debenture Corporate Services Limited (registered number 3388362) a private limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as the Corporate Services Provider for the Previous Issuers;

(25) The Law Debenture Intermediary Corporation p.l.c. (registered number 1525148) whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as Share Trustee;

(26) GPCH Limited (registered number 4128437), a private limited company incorporated under the laws of England whose registered office is a Fifth Floor, 100 Wood Street, London EC2V 7EX as Post-Enforcement Call Option Holder for the Previous Issuers; and

(27) Granite Finance Holdings Limited (registered number 4127787) whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as Holdings;

WHEREAS:

(A) On 26 March 2001, the Master Definitions Schedule was signed for the purposes of identification by Brown & Wood MNP and Clifford Chance Limited Liability Partnership and on 28 September 2001, 20 March 2002, 23 September 2002, 27 January 2003, 21 May 2003, 24 September 2003 and 26 January 2004 respectively, that Master Definitions Schedule was amended (the "Existing Master Definitions Schedule").

(B) The parties to this Deed now wish to amend and restate the Existing Master Definitions Schedule pursuant to the provisions set out in this Deed thereby amending and restating the Source Documents (as defined below) to which they are a party.

(C) The parties to this Deed are party to various documents (each a "Source Document") to which all or part of the Existing Master Definitions Schedule applies or which incorporates by reference all or part of the Existing Master Definitions Schedule.

NOW IT IS HEREBY AGREED as follows:

1.   INTERPRETATION

1.1. The Existing Master Definitions Schedule as amended and restated pursuant hereto shall be referred to herein as the "Eighth Amended and Restated Master Definitions Schedule".

1.2. The provisions of the Eighth Amended and Restated Master Definitions Schedule are expressly and specifically incorporated into and shall apply to this Deed.

1.3. As used in the Existing Master Definitions Schedule as amended and restated by this Deed, the terms "Master Definitions Schedule", "herein", "hereto" and other words of similar import shall mean or refer to the Eighth Amended and Restated Master Definitions Schedule, unless the context otherwise specifically requires.

2.   AMENDMENTS TO THE EXISTING MASTER DEFINITIONS SCHEDULE AND THE SOURCE
     DOCUMENTS

     Each of the parties to this Amendment and Restatement Deed agree that, with effect from (and including) the date of this Deed:

     (a) the Existing Master Definitions Schedule is amended and restated in the form of Appendix 1 hereto.

     (b) each Source Document to which it is a party shall be amended so that each reference in each Source Document to the Master Definitions Schedule shall be a reference to the Eighth Amended and Restated Master Definitions Schedule.

3.   CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

     No person shall have any right to enforce any provision of this Deed of Amendment and Restatement or any provision of the Eighth Amended and Restated Master Definitions Schedule under the Contract (Rights of Third Parties) Act 1999 but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

4.   COUNTERPARTS

     This Deed of Amendment and Restatement may be executed in any number of counterparts, and has the same effect as if the signatures and/or seals on the counterparts were on a single copy of this Deed of Amendment and Restatement.

5.   GOVERNING LAW

5.1. This Deed of Amendment and Restatement is governed by, and shall be construed in accordance with, English law.

5.2. Each of the parties hereto irrevocably agrees that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed and, for such purposes, irrevocably submits to the jurisdiction of such courts.

                                EXECUTION PAGE

IN WITNESS WHEREOF this Eighth Amendment and Restatement Deed has been executed as a deed and delivered by the parties hereto on the day and year first above written.




The First Issuer

Executed by
GRANITE MORTGAGES 01-1 PLC
as its deed as follows:                                                       By _______________________________________
Signed for and on its behalf by one of its directors                             for and on behalf of LDC Securitisation
and by another of its directors/its secretary                                    Director No. 1 Limited

                                                                            Name Clive Rakestrow
                                                                                 ---------------------------------------



                                                                              By _______________________________________
                                                                                 for and on behalf of LDC Securitisation
                                                                                 Director No. 2 Limited

                                                                            Name Sharon Tyson
                                                                                 ---------------------------------------




The Second Issuer

Executed by
GRANITE MORTGAGES 01-2 PLC
Signed for and on its behalf by one of its directors                             for and on behalf of LDC Securitisation
and by another of its directors/its secretary                                    Director No. 1 Limited

                                                                            Name Clive Rakestrow
                                                                                 ---------------------------------------



                                                                              By _______________________________________
                                                                                 for and on behalf of LDC Securitisation
                                                                                 Director No. 2 Limited

                                                                            Name Sharon Tyson
                                                                                 ---------------------------------------



                                       6

The Third Issuer

Executed by
GRANITE MORTGAGES 02-1 PLC
as its deed as follows:                                                       By _______________________________________
Signed for and on its behalf by one of its directors                             for and on behalf of LDC Securitisation
and by another of its directors/its secretary                                    Director No. 1 Limited

                                                                            Name Clive Rakestrow
                                                                                 ---------------------------------------



                                                                              By _______________________________________
                                                                                 for and on behalf of LDC Securitisation
                                                                                 Director No. 2 Limited

                                                                            Name Sharon Tyson
                                                                                 ---------------------------------------




The Fourth Issuer

Executed by
GRANITE MORTGAGES 02-2 PLC
as its deed as follows:                                                       By _______________________________________
Signed for and on its behalf by one of its directors                             for and on behalf of LDC Securitisation
and by another of its directors/its secretary                                    Director No. 1 Limited

                                                                            Name Clive Rakestrow
                                                                                 ---------------------------------------



                                                                              By _______________________________________
                                                                                 for and on behalf of LDC Securitisation
                                                                                 Director No. 2 Limited

                                                                            Name Sharon Tyson
                                                                                 ---------------------------------------


The Fifth Issuer

Executed by
GRANITE MORTGAGES 03-1 PLC
as its deed as follows:                                                       By _______________________________________
Signed for and on its behalf by one of its directors                             for and on behalf of LDC Securitisation
and by another of its directors/its secretary                                    Director No. 1 Limited

                                                                            Name Clive Rakestrow
                                                                                 ---------------------------------------



                                                                              By _______________________________________
                                                                                 for and on behalf of LDC Securitisation
                                                                                 Director No. 2 Limited

                                                                            Name Sharon Tyson
                                                                                 ---------------------------------------






                                       7

The Sixth Issuer

Executed by
GRANITE MORTGAGES 03-2 PLC
as its deed as follows:                                                       By _______________________________________
Signed for and on its behalf by one of its directors                             for and on behalf of LDC Securitisation
and by another of its directors/its secretary                                    Director No. 1 Limited

                                                                            Name Clive Rakestrow
                                                                                 ---------------------------------------



                                                                              By _______________________________________
                                                                                 for and on behalf of LDC Securitisation
                                                                                 Director No. 2 Limited

                                                                            Name Sharon Tyson
                                                                                 ---------------------------------------




The Seventh Issuer

Executed by
GRANITE MORTGAGES 03-3 PLC
as its deed as follows:                                                       By _______________________________________
Signed for and on its behalf by one of its directors                             for and on behalf of LDC Securitisation
and by another of its directors/its secretary                                    Director No. 1 Limited

                                                                            Name Clive Rakestrow
                                                                                 ---------------------------------------



                                                                              By _______________________________________
                                                                                 for and on behalf of LDC Securitisation
                                                                                 Director No. 2 Limited

                                                                            Name Sharon Tyson
                                                                                 ---------------------------------------




The Eighth Issuer

Executed by
GRANITE MORTGAGES 04-1 PLC
as its deed as follows:                                                       By _______________________________________
Signed for and on its behalf by one of its directors                             for and on behalf of LDC Securitisation
and by another of its directors/its secretary                                    Director No. 1 Limited

                                                                            Name Clive Rakestrow
                                                                                 ---------------------------------------



                                                                              By _______________________________________
                                                                                 for and on behalf of LDC Securitisation
                                                                                 Director No. 2 Limited

                                                                            Name Sharon Tyson
                                                                                 ---------------------------------------






                                       8

The Seller, the Cash Manager, the Start-Up Loan Provider, an Account Bank, the
Funding GIC Provider, the Mortgages Trustee GIC Provider, the Administrator and the Issuer Cash Manager and Basis Swap Provider in relation to the Previous Issuers

Executed by
NORTHERN ROCK PLC
as its deed as follows:
Signed for and on its behalf by one of its duly                               By __________________________________
authorised attorneys/signatories                                                 Duly Authorised Attorney/Signatory

                                                                            Name __________________________________

Signature   _______________________________________
            Witness

Full name   _______________________________________
Occupation  Solicitor
            ---------------------------------------
Address     c/o Sidley Austin Brown & Wood
            ---------------------------------------
            Woolgate Exchange
            ---------------------------------------
            25 Basinghall Street
            ---------------------------------------
            London EC2V 5HA
            ---------------------------------------




Funding

Executed by
GRANITE FINANCE FUNDING LIMITED
as its deed as follows:                                                       By ____________________________________
Signed for and on its behalf by one of its directors                             Director
and by another of its directors/its secretary
                                                                            Name ____________________________________


                                                                              By ____________________________________
                                                                                 Director/Secretary

                                                                            Name ____________________________________

The Mortgages Trustee

Executed by
GRANITE FINANCE TRUSTEES LIMITED
as its deed as follows:                                                       By ____________________________________
Signed for and on its behalf by one of its directors                             Director
and by another of its directors/its secretary
                                                                            Name ____________________________________


                                                                              By ____________________________________
                                                                                 Director/Secretary

                                                                            Name ____________________________________




                                       9

An Account Bank, a Collection Bank, a Funding GIC Provider, the Standby Funding GIC Provider and the Standby Account Bank

Executed by
LLOYDS TSB BANK PLC
as its deed as follows:
Signed for and on its behalf by one of its duly                               By __________________________________
authorised attorneys/signatories                                                 Duly Authorised Attorney/Signatory

                                                                            Name __________________________________

Signature   _______________________________________
            Witness

Full name   _______________________________________
Occupation  Solicitor
            ---------------------------------------
Address     c/o Sidley Austin Brown & Wood
            ---------------------------------------
            Woolgate Exchange
            ---------------------------------------
            25 Basinghall Street
            ---------------------------------------
            London EC2V 5HA
            ---------------------------------------




The Jersey Account Bank

Executed by
LLOYDS TSB BANK PLC, JERSEY
INTERNATIONAL BRANCH
as its deed as follows:
Signed for and on its behalf by one of its duly                               By __________________________________
authorised attorneys/signatories                                                 Duly Authorised Attorney/Signatory

                                                                            Name __________________________________

Signature   _______________________________________
            Witness

Full name   _______________________________________
Occupation  Solicitor
            ---------------------------------------
Address     c/o Sidley Austin Brown & Wood
            ---------------------------------------
            Woolgate Exchange
            ---------------------------------------
            25 Basinghall Street
            ---------------------------------------
            London EC2V 5HA
            ---------------------------------------




The Security Trustee and Note Trustee

Executed by
THE BANK OF NEW YORK
as its deed as follows:
Signed for and on its behalf by one of its duly                               By __________________________________
authorised attorneys/signatories                                                 Duly Authorised Attorney/Signatory

                                                                            Name __________________________________





                                       10

The Corporate Services Provider for Funding

Executed by
MOURANT & CO. CAPITAL (SPV)
LIMITED
as its deed as follows:                                                       By ____________________________________
Signed for and on its behalf by one of its directors                             Director
and by another of its directors/its secretary
                                                                            Name ____________________________________


                                                                              By ____________________________________
                                                                                 Director/Secretary

                                                                            Name ____________________________________




The Corporate Services Provider for the Mortgages Trustee

Executed by
MOURANT & CO. LIMITED
as its deed as follows:                                                       By ____________________________________
Signed for and on its behalf by one of its directors                             Director
and by another of its directors/its secretary
                                                                            Name ____________________________________


                                                                              By ____________________________________
                                                                                 Director/Secretary

                                                                            Name ____________________________________







                                       11

The agent bank, a principal paying agent, a registrar, a transfer agent, the Issuer Account Bank in relation to the Previous Issuers and a note depository in relation to the First Issuer

Executed by
CITIBANK, N.A.
as its deed as follows:
Signed for and on its behalf by one of its duly                               By __________________________________
authorised attorneys/signatories                                                 Duly Authorised Attorney/Signatory

                                                                            Name __________________________________




A US paying agent in relation to the Previous Issuers

Executed by
CITIBANK, N.A.
as its deed as follows:
Signed for and on its behalf by one of its duly                               By __________________________________
authorised attorneys/signatories                                                 Duly Authorised Attorney/Signatory

                                                                            Name __________________________________




The Currency Swap Provider in relation to the Notes issued by the First Issuer and Dollar Currency Swap Provider in relation to the Dollar Notes issued by the Sixth Issuer and the Series 2 Class A1 Notes issued by the Eighth Issuer

Executed by
BANQUE AIG, LONDON BRANCH
as its deed as follows:
Signed for and on its behalf by one of its duly                               By __________________________________
authorised attorneys/signatories                                                 Duly Authorised Attorney/Signatory

                                                                            Name __________________________________




The Currency Swap Provider in relation to the Notes issued by the Second Issuer

Executed by
JPMORGAN CHASE BANK
as its deed as follows:
Signed for and on its behalf by one of its duly                               By __________________________________
authorised attorneys/signatories                                                 Duly Authorised Attorney/Signatory

                                                                            Name __________________________________





                                       12

The Currency Swap Provider in relation to the Notes issued by the Third Issuer

Executed by
CREDIT SUISSE FIRST BOSTON INTERNATIONAL
as its deed as follows:                                                       By ____________________________________
Signed for and on its behalf by one of its directors                             Director
and by another of its directors/its secretary
                                                                            Name ____________________________________


                                                                              By ____________________________________
                                                                                 Director/Secretary

                                                                            Name ____________________________________




The Currency Swap Provider in relation to the Notes issued by the Fourth
Issuer and the Euro Currency Swap Provider in relation to the Euro Notes issued by the Sixth Issuer

Executed by
CDC IXIS CAPITAL MARKETS
as its deed as follows:
Signed for and on its behalf by one of its duly
authorised attorneys and by another of its duly
authorised attorneys
                                                                              By ____________________________________
                                                                                 Attorney

   Signature  ___________________________________                           Name
              Witness

   Full name  ___________________________________
  Occupation  ___________________________________
     Address  ___________________________________
              ___________________________________
              ___________________________________
              ___________________________________

                                                                              By ____________________________________
                                                                                 Attorney

   Signature  ___________________________________                           Name
              Witness

   Full name  ___________________________________
  Occupation  ___________________________________
     Address  ___________________________________
              ___________________________________
              ___________________________________
              ___________________________________






                                       13

The Interest Rate Swap Provider in relation to the Series 3 Class A Notes issued by the Sixth Issuer

Executed by
ABN AMRO BANK N.V.
as its deed as follows:                                                       By ____________________________________
Signed for and on its behalf by two of its duly                                  Duly Authorised Signatory
authorised signatories
                                                                            Name ____________________________________



                                                                              By ____________________________________
                                                                                 Duly Authorised Signatory

                                                                            Name ____________________________________





The Dollar Currency Swap Provider in relation to the Dollar Notes issued by the Seventh Issuer and in relation to the Series 1 Dollar Notes issued by the Eighth Issuer

Executed by
SWISS RE FINANCIAL PRODUCTS
CORPORATION
as its deed as follows:                                                       By ____________________________________
Signed for and on its behalf by its duly authorised                              Duly Authorised Signatory
signatory
                                                                            Name



The Euro Currency Swap Provider in relation to the Euro Notes issued by the Fifth Issuer, the Seventh Issuer and the Eighth Issuer



Executed by
CITIBANK N.A.
as its deed as follows:                                                       By ____________________________________
Signed for and on its behalf by its duly authorised                              Duly Authorised Signatory
signatory
                                                                            Name




                                       14

The Corporate Services Provider for the Previous Issuers

Executed by
LAW DEBENTURE CORPORATE
SERVICES LIMITED
as its deed as follows:                                                       By ____________________________________
Signed for and on its behalf by one of its directors                             Director
and by another of its directors/its secretary
                                                                            Name ____________________________________


                                                                              By ____________________________________
                                                                                 Director/Secretary

                                                                            Name ____________________________________




The Share Trustee

Executed by
THE LAW DEBENTURE INTERMEDIARY
CORPORATION P.L.C
as its deed as follows:                                                       By ____________________________________
Signed for and on its behalf by one of its directors                             Director
and by another of its directors/its secretary
                                                                            Name ____________________________________


                                                                              By ____________________________________
                                                                                 Director/Secretary

                                                                            Name ____________________________________



The Post-Enforcement Call Option Holder for the Previous Issuers

Executed by
GPCH LIMITED
as its deed as follows:                                                       By _______________________________________
Signed for and on its behalf by one of its directors                             for and on behalf of LDC Securitisation
and by another of its directors/its secretary                                    Director No. 1 Limited

                                                                            Name _______________________________________



                                                                              By _______________________________________
                                                                                 for and on behalf of LDC Securitisation
                                                                                 Director No. 2 Limited

                                                                            Name _______________________________________



                                       15

Holdings

Executed by
GRANITE FINANCE HOLDINGS LIMITED
as its deed as follows:                                                       By _______________________________________
Signed for and on its behalf by one of its directors                             for and on behalf of LDC Securitisation
and by another of its directors/its secretary                                    Director No. 1 Limited

                                                                            Name _______________________________________



                                                                              By _______________________________________
                                                                                 for and on behalf of LDC Securitisation
                                                                                 Director No. 2 Limited

                                                                            Name _______________________________________

                                  Appendix I
               Amended and Restated Master Definitions Schedule

                        GRANITE FINANCE TRUSTEES LIMITED









_______________________________________________________________________________









                           EIGHTH AMENDED AND RESTATED
                           MASTER DEFINITIONS SCHEDULE

                                Dated 26 May 2004

_______________________________________________________________________________

















                           SIDLEY AUSTIN BROWN & WOOD
                                WOOLGATE EXCHANGE
                              25 BASINGHALL STREET
                                 LONDON EC2V 5HA
                             TELEPHONE 020 7360 3600
                             FACSIMILE 020 7626 7937

             EIGHTH AMENDED AND RESTATED MASTER DEFINITIONS SCHEDULE



1.   Definitions

Words and expressions used in any document which incorporates this clause or to which this clause applies shall have the same meanings as are set out in this Master Definitions Schedule except so far as the context requires otherwise.

"1925 Act" means the Law of Property Act 1925;

"ACA Issuer" Granite Mortgages 03-3 plc and any new issuer designated as such;

"ACA Limit Amount" means, in respect of an ACA Issuer, an amount equal to the greater of:

(A)  the product of:

     (i) the product of (a) the Mortgages Trustee Principal Receipts for that Distribution Date, and (b) the Funding Share Percentage or, as applicable, the Weighted Average Funding Share Percentage applicable as at the later to occur of the immediately preceding Assignment Date, the immediately preceding Funding Contribution Date and the immediately preceding Distribution Date; and

     (ii) the quotient of (a) the Outstanding Principal Balance of such ACA Issuer's Intercompany Loan as at the immediately preceding Payment Date (after taking into account principal payments on such Payment
          Date) less the aggregate of amounts recorded on the Principal Deficiency Ledger of such ACA Issuer (but only to the extent of Losses on the Mortgage Loans allocated to such ACA Issuer and application of Funding Available Principal Receipts to fund the Liquidity Reserve Fund of such ACA Issuer), divided by (b) the aggregate Outstanding
          Principal Balance on all Intercompany Loans as at the immediately preceding Payment Date (after taking into account principal payments on such Payment Date) less the sum of (1) the aggregate Outstanding Principal Balance of all Special Repayment Notes and (2) the aggregate of amounts recorded on the Principal Deficiency Ledgers of all Issuers (but only to the extent of Losses on the Mortgage Loans allocated to an Issuer and application of Funding Available Principal Receipts to fund the Issuer Liquidity Reserve Fund of that Issuer); and

(B) in respect of such ACA Issuer's Notes, the Controlled Amortisation Amount for each Class of Notes of such ACA Issuer as if an ACA Trigger Event had not occurred.

"ACA Trigger Event" means, in respect of any ACA Issuer, an event which occurs when any Issuer fails to exercise its option to redeem its Notes on the relevant Step-Up Date pursuant to the terms and conditions of its Notes;

"Accession Undertaking" means a Deed of Accession;

"Account Bank" means, in relation to the Mortgages Trustee or Funding, the bank at which the Mortgages Trustee Bank Accounts or, in the case of Funding, the Funding Bank Accounts are maintained from time to time, being:

(a) in relation to the Mortgages Trustee Transaction Account, the Jersey Account Bank;

(b)  in relation to the Funding Transaction Account, the UK Account Bank;

(c)  in relation to the Mortgages Trustee GIC Account:

     (i)  up to 26 May 2004, the Jersey Account Bank;

     (ii) from (and including) 26 May 2004, Northern Rock,

(provided that during the period 26 May 2004 to the Distribution Date falling in June 2004 (inclusive) the term "Account Bank" in relation to such account shall mean both the Jersey Account Bank and Northern Rock, unless the context admits otherwise);

(d)  in relation to the Funding GIC Account:

     (i)  up to 26 May 2004, the UK Account Bank; and

     (ii) from (and including) 26 May 2004, Northern Rock,

(provided that during the period 26 May 2004 to the Payment Date falling in June 2004 (inclusive) the term "Account Bank" in relation to such account shall mean both the UK Account Bank and Northern Rock, unless the context admits otherwise); and

(e)  in relation to the Funding Issuer GIC Accounts:

     (i) in respect of any Funding (Issuer) GIC Account established prior to 26 May 2004, the UK Account Bank; and

     (ii) in respect of any Funding (Issuer) GIC Account established on or after 26 May 2004 (including, for the avoidance of doubt, the Funding (Issuer) GIC Account relating to Granite Mortgages 03-3 plc), Northern Rock,

or any other Authorised Entity Appointed by the Mortgages Trustee or Funding in accordance with the Transaction Documents;

"Accrued Interest" means, in respect of any Mortgage Loan as at any date (the "relevant date"), the aggregate of all interest accrued but not yet due and payable on such Mortgage Loan from and including the Monthly Payment Date immediately preceding the relevant date until (but excluding) the relevant date;

"Administration Agreement" means the agreement entered into on or before the Initial Closing Date, between the Administrator, the Mortgages Trustee, Funding, the Seller and the Security Trustee pursuant to which the administrator agrees to provide administration services to the Mortgages Trustee and the Beneficiaries in relation to the Mortgage Loans and their Related Security comprised in the Mortgage Portfolio as may be amended, restated, novated, varied or supplemented from time to time and shall include any additional and/or replacement administration agreement entered into by such parties from time to time;

"Administration Fee" has the meaning given to it in Clause 13.1
(Administration Fee) of the Administration Agreement;

"Administration Fee Rate" means 0.08% per annum (inclusive of VAT) on the amount of the Funding Share of the Trust Property as determined on that Distribution Date in respect of the then current Trust Calculation Period, but only to the extent that the Mortgages Trustee has sufficient funds available to pay such amount in accordance with the Mortgages Trustee Revenue Priority of Payments or, at any time when the Administrator is not Northern Rock, such other amount as set between such substitute administrator and the Mortgages Trustee from time to time;

"Administration Procedures" means the administration, arrears and enforcement policies and procedures forming part of the Seller's Policy from time to time or, at any time when the Administrator is not also the Seller, the policies and procedures from time to time which would be adopted by a reasonable, prudent mortgage lender and, in either case, shall include the services set out in Schedule 1 to the Administration Agreement;

"Administrator" means Northern Rock or such other person as may from time to time be appointed as administrator of the Mortgage Portfolio pursuant to the Administration Agreement;

"Administrator Termination Event" means any of the events specified in Clause 19 (Termination) of the Administration Agreement;

"Alternative Insurance Requirements" means the Seller's standard document entitled Alternative Insurance Requirements, and any other document containing similar recommendations or requirements which is sent to Borrowers in accordance with the Administration Procedures;

"Arrears of Interest" means as at any date and in relation to any Mortgage Loan, interest (other than Capitalised Interest or Accrued Interest) on such Mortgage Loan which is currently due and payable on such date;

"Arrears or Step-Up Trigger Event" means an event which occurs when (i) the Outstanding Principal Balance of the Mortgage Loans in arrears for more than 90 days divided by the Outstanding Principal Balance of all of the Mortgage Loans in the Mortgages Trust (expressed as a percentage) exceeds 2% or (ii) if any Issuer fails to exercise its option to redeem its Notes on the relevant Step-Up Date pursuant to the terms and conditions of its Notes;

"Asset Trigger Event" means the event that occurs when an amount is debited to the Class A Principal Deficiency Sub Ledger established for any Issuer with respect to the Class A Notes of that Issuer;

"Assignation of Guarantees" means an assignation to the Mortgages Trustee of the Seller's right, title, benefit and interest in the Guarantees governed by Scots law substantially in the form set out in Part 2 of Schedule 5 to the Mortgage Sale Agreement;

"Assignment Date" means the date of assignment of any New Mortgage Portfolio to the Mortgages Trustee in accordance with Clause 4 (Sale and Purchase of New Mortgage Portfolios) of the Mortgage Sale Agreement;

"Assignment of Guarantees" means an assignment to the Mortgages Trustee of the Seller's right, title, benefit and interest in the Guarantees governed by English law substantially in the form set out in Part 1 of Schedule 5 to the Mortgage Sale Agreement;

"Assignment of Insurance Contracts" means an assignment to the Mortgages Trustee of the Seller's right, title, benefit and interest in the Insurance Contracts substantially in the form set out in Schedule 3 (Assignment of Insurance Contracts) to the Mortgage Sale Agreement;

"Auditors" or "auditors" means PricewaterhouseCoopers of 89 Sandyford Road, Newcastle upon Tyne NE99 1PL or such other internationally recognised independent firm of auditors selected from time to time by (in the case of the Mortgages Trustee) the Mortgages Trustee or (in the case of Funding) Funding or (in the case of any Issuer) the relevant Issuer and appointed by the Mortgages

Trustee, Funding or, as the case may be, the relevant Issuer;

"Authorised Entity" means (a) any entity the short term and secured, unsubordinated, and unguaranteed debt of which is rated at least A-1+ by S&P, P-1 by Moody's and F1+ by Fitch or (b) any other entity approved in writing by the Security Trustee and the Rating Agencies, in each case being an institution authorised to carry on banking business (including accepting deposits) under the Financial Services and Markets Act 2000;

"Authorised Institution" means an institution authorised to take deposits under the Financial Services and Markets Act 2000;

"Authorised Investments" means:

(a)  sterling gilt-edged securities; and

(b) sterling demand or time deposits, certificates of deposit and short-term debt obligations (including commercial paper) (which may include deposits into any account which earns a rate of interest related to LIBOR) provided that in all cases such investments have a maturity date of 90 days or less and mature on or before the next following Payment Date or, in relation to any Mortgages Trustee Bank Account, the next following Distribution Date, and the short-term unsecured, unguaranteed and unsubordinated debt obligations of the issuing or guaranteeing entity or the entity with which the demand or time deposits are made (being an authorised institution under the Financial Services and Markets Act 2000) are rated at least equal to A-1+ by S&P, P-1 by Moody's and F1+ by Fitch or which are otherwise acceptable to the Rating Agencies (if they are notified in advance) to maintain the then-current rating of the Notes;

"Authorised Signatory" means in relation to:

(a) any Issuer, any authorised signatory referred to in the relevant Issuer Account Mandates;

(b) the Mortgages Trustee, any authorised signatory referred to in the Mortgages Trustee Account Mandates; and

(c)  Funding, any authorised signatory referred to in the Funding Account
     Mandates;

"Authorised Third Party" means any Person appointed by the Security Trustee pursuant to the terms of Schedule 4 of the Administration Agreement and whom the Rating Agencies have previously confirmed in writing to Funding and the Security Trustee will not cause the then current ratings of the relevant Issuer's Notes to be downgraded, withdrawn or qualified provided that if the responsibilities that such appointed Person will assume include setting the interest rate applicable to any Mortgage Loan, such Person must be a lender in the UK residential mortgage market;

"Authorised Underpayment" means a Borrower Underpayment in respect of a Flexible Mortgage Loan which is funded by, and does not exceed the amount of any, Overpayments previously made by the Borrower in respect of such Flexible Mortgage Loan or is otherwise permitted by the Seller in accordance with the relevant Mortgage Conditions;

"Back-up Functions" has the meaning specified in Schedule 4 (Authorised Third Party) to the Administration Agreement;

"Back-up Trigger Event" means any of the following circumstances:

(i) failure by the Seller to comply with any of its obligations under the Mortgage Sale

     Agreement;

(ii) a Completion Event and any circumstances in connection therewith; or

(iii) an Administrator Termination Event and any circumstances in connection therewith;

"BACS" means the Bankers' Automated Clearing System as amended or supplemented from time to time or any scheme replacing the same;

"BACS Amounts" means the amounts to be received by the Collection Banks from Borrowers whether under the Direct Debiting Scheme or otherwise and to be credited by the Collection Banks to the Collection Accounts on each Monthly Payment Date, which each Collection Bank shall credit to the relevant Collection Account;

"Bank Account Agreement" means the agreement entered into on or about the Initial Closing Date between the Account Banks, the Mortgages Trustee, Funding and the Security Trustee which governs the operation of the Mortgages Trustee Bank Accounts and the Funding Bank Accounts other than the Funding (Issuer) GIC Accounts, as has been and may be amended, restated, novated, varied or supplemented from time to time and shall include any additional and/or replacement bank account agreement entered into by such parties from time to time;

"Bank of England Base Rate" means the Bank of England's official dealing rate (the repo rate) as set by the UK Monetary Policy Committee and in the event that such rate ceases to exist or becomes inappropriate as an index for the Base Rate Pledge such alternative rate or index, not controlled by the Seller, that the Seller considers to be the most appropriate in the circumstances;

"Barclays" means Barclays Bank PLC;

"Barclays Collection Account" means the account in the name of Northern Rock as Administrator (sort code 20/59/42, account number 60655996) held with Barclays Bank PLC and maintained subject to the Collection Bank Agreement and/or such other accounts of Northern Rock held with Barclays Bank PLC as may be utilised from time to time for the purpose of collecting sums due to Northern Rock in respect of the Mortgage Loans;

"Base Rate Pledge" means the guarantee of the Seller that where Mortgage Loans are eligible to be charged at or based on the Standard Variable Rate (including Fixed Rate Mortgage Loans upon conversion from a Fixed Rate to the Standard Variable Rate) and they are within the Base Rate Pledge Period, the actual variable gross interest rate charged on such Mortgage Loans will be the lower of the following two rates:

(a)  the Standard Variable Rate; or

(b) the Bank of England base rate plus a margin which is determined by the Seller;

such variable gross interest rate to be applied as necessary within one month of a change in the Bank of England base rate;

"Base Rate Pledge Period" means, in relation to any Mortgage Loan having the benefit of the Base Rate Pledge, the period if any during which the Borrower may be subject to an Early Repayment Charge;

"Basis Rate Swap" means, in relation to the First Issuer, the First Issuer Basis Rate Swap and for any other Issuer, the swap transaction documented under the Basis Rate Swap Agreement for such Issuer;

"Basis Rate Swap Agreement" means, in relation to the First Issuer, the First Issuer Basis Rate Swap

Agreement and for any other Issuer, the ISDA Master Agreement, Schedule, Confirmation and any credit support documents thereto entered into among such Issuer, the Basis Rate Swap Provider, the Note Trustee and any credit support provider, as may be amended, restated, novated, varied or supplemented from time to time and shall include any additional and/or replacement basis rate swap agreement entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

"Basis Rate Swap Provider" means in relation to the First Issuer, the First Issuer Basis Rate Swap Provider and for any other Issuer the basis rate swap provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"Basis Rate Swap Provider Default" means the occurrence of an Event of Default or a Downgrade Termination Event (as defined in the relevant Basis Rate Swap Agreement) under a Basis Rate Swap Agreement where the Basis Rate Swap Provider is the Defaulting Party or the Affected Party (as defined in the relevant Basis Rate Swap Agreement);

"Beneficiaries" means both Funding and the Seller together, as beneficiaries of the Mortgages Trust and "Beneficiary" means either of them;

"Block Buildings Policy" means the block buildings insurance policies listed in paragraph 2 of Schedule 4 (Insurance Contracts) to the Mortgage Sale Agreement and any endorsements or extensions thereto as issued from time to time and any additional, replacement or substitute block insurance policy which relates to Mortgage Loans in the Mortgages Trust from time to time;

"Borrower" means, in relation to each Mortgage Loan, the person or persons who is or are named and defined as such in the relevant Mortgage Deed or such other person or persons (other than a guarantor) who shall become legally obligated to comply with such Borrower's obligations under the related Mortgage Loan;

"Borrower Underpayment" means a situation where a Borrower makes a Monthly Payment on its Mortgage Loan which is less than the required Monthly Payment for that month;

"Buildings Policies" means

(a) all buildings insurance policies relating to freehold English Properties or any Scottish Properties which have been taken out in the name of the relevant Borrower or in the name of the Borrower and the Seller or in the name of the Borrower with the Seller's interest noted, in accordance with the applicable Mortgage Conditions or the Alternative Insurance Requirements, including, without limitation, the Block Buildings Policy; and

(b) all landlord's buildings insurance policies relating to leasehold Mortgaged Properties;

"Business Day" means, in relation to the First Issuer Notes and the First Issuer Intercompany Loan, a day that is a London Business Day and a New York Business Day;

"Capital Balance" means, in relation to any Mortgage Loan at any date, the principal balance of that Mortgage Loan to which the Seller applies the relevant interest rate at which interest on each Mortgage Loan applies;

"Capital Payment" means a Monthly Payment made by a Borrower under a Mortgage Loan (other than a Flexible Mortgage Loan) that is greater by (GBP)200 or more than the amount due for that month, and in respect of which the Borrower has notified the Seller that such overpayment is intended to reduce the Capital Balance of the related Mortgage Loan;

"Capitalised Arrears" means, in relation to any Mortgage Loan at any date, interest or other amounts which are overdue in respect of such Mortgage Loan and which as at such date have been added to the Capital Balance of such Mortgage Loan either in accordance with the Mortgage Conditions or otherwise by arrangement with the relevant Borrower;

"Capitalised Interest" means, in relation to any Mortgage Loan at any date, interest which is overdue in respect of such Mortgage Loan and which as at such date has been added to the Capital Balance of such Mortgage Loan in accordance with the Mortgage Conditions or otherwise by arrangement with the relevant Borrower (excluding for the avoidance of doubt any Arrears of Interest which have not been so capitalised on such date);

"Cash" means cash and/or amounts standing to the credit of a bank account, as the context shall require;

"Cashback" means, in relation to any Mortgage Loan, the agreement by the Seller to pay an amount to the relevant Borrower upon completion of the relevant Mortgage Loan;

"Cash Management Agreement" means the cash management agreement entered into on or before the Initial Closing Date between the Cash Manager, the Mortgages Trustee, Funding and the Security Trustee as may be amended, restated, novated, varied or supplemented from time to time and shall include any additional and/or replacement cash management agreement entered into by such parties from time to time in accordance with the Transaction Documents;

"Cash Management Services" means, in relation to the any Issuer, the services to be provided to such Issuer and the Note Trustee pursuant to the Issuer Cash Management Agreement and in relation to the Mortgages Trustee and Funding, the services to be provided to the Mortgages Trustee and Funding pursuant to the Cash Management Agreement;

"Cash Manager" means Northern Rock or such other person or persons for the time being acting, pursuant to the Cash Management Agreement, as agent for the Mortgages Trustee, Funding and (following enforcement of the Funding Security) the Security Trustee for the purposes of, inter alia, managing all cash transactions and maintaining certain ledgers on behalf of the Mortgages Trustee, Funding and (following enforcement of the Funding Security) the Security Trustee;

"Cash Manager Termination Event" has the meaning given in Clause 12.1 (Termination) of the Cash Management Agreement;

"Cash Re-Draw" means a cash payment granted and made by the Seller in accordance with the Mortgage Conditions at the request of a Borrower after such Borrower has made an Overpayment in respect of any Flexible Mortgage Loan but only to the extent of the Overpayment so made. The Seller is solely responsible for funding any such Cash Re-draw;

"Cash Re-Draw Amount" means, in relation to any Cash Re-Draw, the amount of monies advanced by the Seller to the relevant Borrower in respect of such Cash Re-Draw;

"Cash Re-Draws Sub Ledger" means the sub-ledger of the Re-Draws Ledger, which will be established by the Cash Manager on the Initial Closing Date in order to record any Cash Re-Draws made on Flexible Mortgage Loans in the Trust Property;

"Certificate of Title" means a solicitor's or licensed or qualified conveyancer's report or certificate of title obtained by or on behalf of the Seller in respect of each Mortgaged Property substantially in the form of the pro-forma set out in the Standard Documentation;

"Class A Notes" means, in relation to the First Issuer, the Series 1 Class A Notes and the Series 2 Class A Notes or any of them as the context may require and, in relation to any New Issuer, the Class A Notes as defined in the relevant Issuer Master Definitions Schedule;

"Class A Principal Deficiency Sub Ledger" means, in relation to any Issuer, the sub-ledger of the Issuer Principal Deficiency Ledger of such Issuer corresponding to the Class A Notes issued by such Issuer;

"Class B Notes" means, in relation to the First Issuer, the Series 1 Class B Notes and the Series 2 Class B Notes or any of them as the context may require and, in relation to any New Issuer, the Class B Notes as defined in the relevant Issuer Master Definitions Schedule;

"Class B Principal Deficiency Sub Ledger" means, in relation to any Issuer, the sub-ledger of the Issuer Principal Deficiency Ledger of such Issuer corresponding to the Class B Notes issued by such Issuer;

"Class C Notes" means, in relation to the First Issuer, the Series 1 Class C Notes and the Series 2 Class C Notes or any of them as the context may require and, in relation to any New Issuer, the Class C Notes as defined in the relevant Issuer Master Definitions Schedule;

"Class C Principal Deficiency Sub Ledger" means, in relation to any Issuer, the sub-ledger of the Issuer Principal Deficiency Ledger of such Issuer corresponding to the Class C Notes issued by such Issuer;

"Class D Notes" means, in relation to the Second Issuer, the Series 2 Class D Notes and in relation to any New Issuer, the Class D Notes as defined in the Issuer Master Definitions Schedule relating to that New Issuer;

"Clearstream, Luxembourg" means Clearstream Banking, societe anonyme;

"Closing Date" means, in relation to the First Issuer, the Initial Closing Date and, in relation to any New Issuer, the date of any issue of New Notes by a New Issuer;

"Closing Trust Property" means the Initial Mortgage Portfolio assigned by the Seller to the Mortgages Trustee on the Initial Closing Date;

"Collection Account" means the Barclays Collection Account, the Lloyds TSB Collection Account and any other account in the name of Northern Rock which is from time to time used for the purpose of collecting, directly or indirectly, monies due in respect of Mortgage Loans and/or the Related Security;

"Collection Bank" means any of Barclays, acting through its branch at Percy Street, Newcastle upon Tyne NE99 1JP and Lloyds TSB acting through its branch at City Office, Bailey Drive, Gillingham Business Park, Kent ME8 0LS and/or such other banks as may be appointed from time to time under and in accordance with the Transaction Documents;

"Collection Bank Agreement" means the collection bank agreement entered into on or about the Initial Closing Date between the Collection Banks, Mortgages Trustee, Funding, the Seller and the Administrator as may be amended, restated, novated, varied or supplemented from time to time and shall include any additional and/or replacement collection bank agreement entered into by such parties from time to time in accordance with the Transaction Documents;

"Combined Credit Balance" means the average monthly cleared credit balance of certain accounts of the Borrower held with the Seller which, pursuant to the Together Connection Conditions, are required to be deducted from, among other things, the balance of the Together Connections Mortgage Loan in calculating the Together Connections Benefit;

"Combined Debit Balance" means the aggregate of the outstanding balances of:

(a)  a Borrower's Together Connections Mortgage Loan; and

(b)  certain other products held with the Seller,

from which the Combined Credit Balance is deducted in calculating the Together Connections Benefit;

"Common Depositary" means Citibank, N.A., in its capacity as common depositary for Euroclear and Clearstream, Luxembourg, in relation to the First Issuer Notes, the CDIs (as defined in the Issuer Master Definitions Schedule relating to the First Issuer) and, in relation to any New Notes, the Reg S Global Note Certificates;

"Completion Event" means a Perfection Event;

"Connection Conditions" means the Mortgage Conditions of the Seller identified as Connection Conditions;

"Connections Benefit" means the amount by which:

(a) the interest that would be payable on the Connections Debit Balance at the Connection Interest Rate exceeds:

(b) the interest at the Connection Interest Rate that would be payable on the amount by which the Connections Debit Balance exceeds the Connections Combined Credit Balance;

"Connections Combined Credit Balance" means the average monthly cleared credit balance in a Borrower's linked Save Direct deposit account (a deposit account operated by a dedicated savings division of the Seller) and/or current account with the Seller;

"Connections Debit Balance" means the outstanding balance on a Connections Mortgage Loan from which the Connections Combined Credit Balance is deducted in calculating the Connections Benefit;

"Connection Interest Rate" means the rate or rates of interest which are applicable to, amongst other things, a Together Connections Mortgage Loan and a Connections Mortgage Loan, and is calculated in accordance with the Together Connection Conditions and the Connection Conditions, respectively;

"Connections Mortgage Loan" means a type of Flexible Mortgage Loan which has the same basic features as a Together Connections Mortgage Loan but without the facility for an unsecured loan or credit card;

"Conditions" or "Terms and Conditions" means in relation to any Notes issued by any Issuer, the terms and conditions to be endorsed on such Notes in the form or substantially in the form scheduled to the Trust Deed entered into by such Issuer with the Note Trustee and others, as any of the same may from time to time be amended, varied or restated in accordance with the provisions of such Trust Deed, and any reference to a numbered Condition shall be construed accordingly;

"Contingency Insurance Policy" means the contingency insurance policy identified in paragraph

2(d) of Schedule 4 (Insurance Contracts) to the Mortgage Sale Agreement and any endorsements or extensions thereto as issued from time to time and any additional, replacement or substitute contingency insurance policy which relates to Mortgage Loans in the Mortgages Trust from time to time;

"Contributions" means the consideration in the form of cash provided to the Mortgages Trustee by any Beneficiary in respect of the share of such Beneficiary in the Trust Property under the Mortgages Trust Deed, being any of an Initial Contribution, a Further Contribution or a Deferred Contribution;

"Contributions Ledger" means the ledger created to record (i) the making by Funding to the Mortgages Trustee of Contributions to the Mortgages Trust pursuant to the Mortgages Trust Deed (ii) the making by the Seller to the Mortgages Trustee of Contributions to the Mortgages Trust pursuant to the Mortgages Trust Deed (iii) the payment by the Mortgages Trustee to the Seller of either (a) amounts of Initial Purchase Price for the sale of any New Mortgage Portfolio which is acquired by the Mortgages Trustee from the Seller under the provisions of Mortgage Sale Agreement (b) amounts of Deferred Purchase Price in accordance with the Mortgage Sale Agreement and (iv) the payment by the Mortgages Trustee to the Seller of any Special Distribution in accordance with the Mortgages Trust Deed;

"Controlled Amortisation Amount" means on any Payment Date prior to the occurrence of a Trigger Event or enforcement of the Issuer Security:

(a) in relation to any Note or class of Notes issued by an Issuer which is a Controlled Amortisation Note, the maximum aggregate principal amount which may be repaid by such Issuer to the relevant Noteholder or Noteholders of such class on such Payment Date in accordance with the relevant Conditions and the Issuer Cash Management Agreement of such Issuer; or

(b) in relation to the Intercompany Loan of any Issuer, the maximum aggregate principal amount which may be repaid by Funding to such Issuer in respect of such Intercompany Loan on such Payment Date (which will be equal to the aggregate of the Controlled Amortisation Amounts due on such Payment Date under the Notes issued by such Issuer);

"Controlled Amortisation Note" means any Note issued by an Issuer pursuant to which prior to the occurrence of a Trigger Event or enforcement of the Issuer Security, the Conditions of such Note impose a limit on the amount of principal which may be repaid by such Issuer to the relevant Noteholder in respect of such Note on any Payment Date ;

"Corporate Services Agreement" means

(a) in relation to any Issuer, the corporate services agreement entered into on or before the Closing Date of the issue of the relevant Notes among, inter alios, the relevant Corporate Services Provider, Holdings, the Post-Enforcement Call Option Holder and such Issuer, for the provision by the Corporate Services Provider of certain corporate services, and

(b) in relation to the Mortgages Trustee or Funding, the corporate services agreement entered into on or before the Initial Closing Date between the relevant Corporate Services Provider and the Mortgages Trustee or Funding (as the case may be) for the provision by the relevant Corporate Services Provider of certain corporate services with respect to the Mortgages Trustee or Funding, in each case as it has been and may be amended, restated, novated, varied or supplemented from time to time and shall include any additional and/or replacement corporate services agreements entered into by such parties from time to time in accordance with the Transaction Documents;

"Corporate Services Provider" means in relation to any Issuer, Law Debenture Corporate Services Limited, in relation to Funding, Mourant & Co. Capital
(SPV) Limited, and in relation to the Mortgages Trustee, Mourant & Co. Limited, or any other person or persons for the time being acting as corporate services provider under the relevant Corporate Services Agreement;

"CPR" means, unless otherwise defined in the text of the relevant Transaction Document, the constant rate of scheduled and unscheduled repayments on the Mortgage Loans in the Mortgage Portfolio each month relative to the aggregate principal amount outstanding of such Mortgage Loans;

"Currency Swap Agreement" means, for any Issuer, the ISDA Master Agreement(s), Schedule(s), Confirmation(s) and any credit support documents thereto entered into among such Issuer, the relevant Currency Swap Provider, the Note Trustee and any credit support provider, as may be amended, restated, novated, varied or supplemented from time to time and shall include any additional and/or replacement currency swap agreement entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

"Currency Swap Provider" means in relation to any Issuer the swap counterparty to such Issuer under any relevant Currency Swap Agreement of such Issuer;

"Currency Swap Provider Default" means the occurrence of an Event of Default or a Downgrade Termination Event (as defined in the relevant Currency Swap Agreement) under a Currency Swap Agreement where the Currency Swap Provider is the Defaulting Party or the Affected Party (each as defined in the relevant Currency Swap Agreement);

"Current Balance" means in relation to any Mortgage Loan as at any given date, the aggregate (but avoiding double counting) of:

(a) the original principal amount advanced to the relevant Borrower and any Further Advances on or before the given date to the relevant Borrower secured or intended to be secured by the related Mortgage;

(b) the amount of any Re-Draw under any Flexible Mortgage Loan or of any Further Draw under a Personal Secured Loan secured or intended to be secured by the related Mortgage;

(c) any interest, disbursement, legal expense, fee, charge, rent, service charge, premium or payment which has been properly capitalised in accordance with the relevant Mortgage Conditions or with the relevant Borrower's consent and added to the amounts secured or intended to be secured by such Mortgage Loan (including interest capitalised on any Re-Draw under a Flexible Mortgage Loan); and

(d) any other amount (other than unpaid interest) which is due or accrued (whether or not due) and which has not been paid by the relevant Borrower and has not been capitalised in accordance with the relevant Mortgage Conditions or with the relevant Borrower's consent but which is secured or intended to be secured by that Mortgage Loan, as at the end of the London Business Day immediately preceding that given date less any repayment or payment of any of the foregoing made on or before the end of the London Business Day immediately preceding that given date and excluding any retentions made but not released and any Further Advances and/or Further Draws committed to be made but not made by the end of the London

     Business Day immediately preceding that given date;

"Current Funding Share" means the amount of Trust Property beneficially owned by Funding from time to time, as determined in accordance with Clause 8 (Adjustment of Funding Share Percentage and Seller Share Percentage) of the Mortgages Trust Deed;

"Current Funding Share Percentage" means the percentage share of Funding in the Trust Property from time to time, as determined in accordance with Clause 8 (Adjustment of Funding Share Percentage and Seller Share Percentage) of the Mortgages Trust Deed;

"Current Seller Share" means the amount of Trust Property beneficially owned by the Seller from time to time, as determined in accordance with Clause 8 (Adjustment of Funding Share Percentage and Seller Share Percentage) of the Mortgages Trust Deed;

"Current Seller Share Percentage" means the percentage share of the Seller in the Trust Property from time to time as determined in accordance with Clause 8 (Adjustment of Funding Share Percentage and Seller Share Percentage) of the Mortgages Trust Deed;

"Deed of Accession" means a deed executed by, inter alios, Funding, the Security Trustee and the Note Trustee and any New Funding Secured Creditor in the form set out in Schedule 2 to the Funding Deed of Charge or any other form of deed as agreed between the parties;

"Deed of Consent" means a deed whereby a person in or intended to be in occupation of a Mortgaged Property agrees with the Seller to postpone his or her interest (if any) in the Mortgaged Property so that it ranks after the interest of the Seller created by the relevant Mortgage;

"Deed of Postponement" means a deed whereby a Mortgagee of a Mortgaged Property agrees with the Seller to postpone its Mortgage over the Mortgaged Property so that the sums secured by it will rank for repayment after the sums secured by the relevant Mortgage;

"Deferred Contribution" means the consideration in the form of cash payable by Funding to the Mortgages Trustee from time to time in respect of the Funding Share of the Trust Property pursuant to and in accordance with the Mortgages Trust Deed and/or the Funding Deed of Charge including, for the avoidance of doubt, Final Deferred Contribution (which Contribution will fund the payment to the Seller by the Mortgages Trustee of amounts of Deferred Purchase Price payable by the Mortgages Trustee to the Seller from time to time pursuant to and in accordance with the Mortgage Sale Agreement);

"Deferred Purchase Price" means that portion of the Purchase Price for the sale and assignment of the Initial Mortgage Portfolio or of any New Mortgage Portfolio sold and assigned to the Mortgages Trustee which is not paid to the Seller on the Initial Closing Date or, in the case of any New Mortgage Portfolio, on the relevant Assignment Date and which is to be paid by the Mortgages Trustee to the Seller from time to time from Deferred Contributions received by the Mortgages Trustee from Funding and otherwise in accordance with the Mortgage Sale Agreement;

"Direct Debit" means a payment made pursuant to the Direct Debiting Scheme;

"Direct Debiting Scheme" means the scheme for the manual or automated debiting of bank accounts operated in accordance with the detailed rules of certain members of the Association for Payment Clearing Services;

"Distribution Date" means the date on which the Mortgages Trust terminates and the London Business Day as determined by the Cash Manager falling no later than 6 Business Days after each

Trust Determination Date;

"Distribution Period" means the period from, and including, a Distribution Date to, but excluding, the next following Distribution Date or, in relation to the first Distribution Period, the period from and including the relevant Closing Date to, but excluding, the first Distribution Date;

"Drawdown Date" means, in respect of the First Issuer Intercompany Loan, the Initial Closing Date, and in respect of any New Intercompany Loan, the date on which such New Intercompany Loan is made to Funding by any New Issuer;

"Drawdown Notice" means, in respect of an Intercompany Loan, a notice delivered by Funding to the relevant Issuer and the Security Trustee requesting a drawing under that Intercompany Loan Agreement;

"DTC" means The Depository Trust Company;

"Early Repayment Charge" means any charge or fee which the Mortgage Conditions applicable to a Mortgage Loan require the relevant Borrower to pay in the event that all or part of that Mortgage Loan is repaid before a certain date, including without limitation repayment of any "cashback";

"Early Repayment Charge Receipts" means an amount equal to sums received by the Mortgages Trustee from time to time in respect of Early Repayment Charges;

"Encumbrance" has the same meaning as "Security Interest";

"Enforcement Procedures" means the procedures for the enforcement of Mortgages undertaken by the Administrator from time to time in accordance with the Administration Procedures;

"English Mortgage" means, in respect of any Mortgage Loan in the Mortgage Portfolio, a Mortgage secured over an English Property;

"English Mortgage Loan" means each Mortgage Loan secured by an English
Mortgage;

"English Property" means a Mortgaged Property situated in England or Wales;

"Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear
System;

"Event of Default" means, as the context requires, any of the following:

(a)  in relation to the First Issuer Notes, a First Issuer Note Event of
     Default;

(b) in relation to the New Notes issued by any New Issuer, a Note Event of Default pursuant to the Terms and Conditions of such New Notes;

(c) in relation to the First Intercompany Loan Agreement, a First Issuer Intercompany Loan Event of Default; or

(d) in relation to any New Intercompany Loan Agreement, the occurrence of an event of default pursuant to the Intercompany Loan Terms and Conditions of such New Issuer;

"Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

"Existing Borrower's Re-Fix Rate" means at any date the fixed rate then being offered to those of the Seller's existing Borrowers who at that date are seeking to fix the rate of interest payable under their existing Fixed Rate Mortgage Loan with the Seller for the applicable period;

"Final Deferred Contribution" has the meaning given to it in the Mortgages Trust Deed;

"Final Repayment Date" means, in respect of the First Issuer Intercompany Loan, the Payment Date falling in January, 2041 and in relation to any New Intercompany Loan the date specified under the relevant Issuer Transaction Documents and as defined in the relevant Issuer Master Definitions Schedule;

"Financial Period" means a Financial Year or any other period in respect of which accounts are required to be prepared and certified by the auditors of the relevant company to enable it to comply with all relevant legal and accounting requirements and all requirements of any stock exchange on which any securities of the company are listed;

"First Issuer" means Granite Mortgages 01-1 plc;

"First Issuer Liquidity Required Amount" means an amount as of any Payment Date equal to the excess, if any, of 3% of the aggregate outstanding balance of the Notes on that Payment Date over amounts standing to the credit of the Issuer Reserve Fund on that Payment Date;

"Fitch" means Fitch Ratings Limited and includes any successor to its ratings business;

"Fixed Rate Mortgage Loan" means a Mortgage Loan which is subject to a fixed rate of interest set by reference to a predetermined rate or series of rates for a fixed period or periods;

"Fixed Rate Period" means, in relation to any Fixed Rate Mortgage Loan or other Mortgage Loan offered with a Fixed Rate, the period agreed between the Borrower and the Seller or Administrator (as applicable) as set out under the terms and conditions of such Mortgage Loan during which the interest rate applicable to such Mortgage Loan will remain fixed;

"Flexible Cash Re-Draw Capacity" has the meaning given to it in Clause 9.2 (Fluctuation of Minimum Seller Share on Distribution Date) of the Mortgages Trust Deed;

"Flexible Mortgage Loan" means a type of Mortgage Loan (other than a Personal Secured Loan) product that typically incorporates features that give the Borrower options (which may be subject to certain conditions) to, among other things, make further drawings on the mortgage loan account and/or to overpay or underpay interest and principal in a given month and/or to take a Payment Holiday;

"Flexible Overpayments Sub Ledger" means the sub-ledger of the Overpayments Ledger which will be established by the Cash Manager on the Initial Closing Date in order to record any Overpayments made on Flexible Mortgage Loans;

"Funding" means Granite Finance Funding Limited, a company incorporated with limited liability in Jersey, registered number 79308;

"Funding Available Principal Receipts" in respect of any Payment Date will be calculated by the Cash Manager or otherwise on behalf of Funding (or, following enforcement of the Funding Security, the Security Trustee) on the Distribution Date immediately preceding such Payment Date and will be an amount equal to the sum of all Funding Principal Receipts received by Funding from the Mortgages Trustee and recorded on the Group 1 Principal Sub-Ledger or Group 2 Principal Sub-Ledger, as applicable, during the Interest Period ending on the relevant Payment Date plus amounts transferred from the Funding Principal Ledger to the Group 1 Principal Sub-ledger or the Group 2 Principal Sub-Ledger during the Interest Period ending on the relevant Payment Date; provided that, subject as otherwise provided in the Transaction Documents, for the purpose only of determining the amount of Funding Available Principal Receipts which may be allocated to any Issuer (but not to any other Issuer) following an enforcement of the Issuer Security relating to that Issuer, it may also include the aggregate of any amounts standing to the credit of the Issuer Liquidity Reserve Ledger, if any, and the Issuer Reserve Fund Ledger of such Issuer remaining on that Payment Date after the application of such reserve funds in accordance with the Funding Pre-Enforcement Revenue Priority of Payments. Provided, further, that in respect of an Issuer the Notes of which include a Class or Classes of Money Market Notes having a Final Maturity Date on such Payment Date, Funding Available Principal Receipts will include the amount, if any, standing to the credit of the Issuer Liquidity Reserve Ledger in respect of that Issuer on the Distribution Date immediately preceding such Payment Date required (after taking into account Funding Available Principal Receipts otherwise available to such Issuer) to pay such Class of Money Market Notes on such Payment Date;

"Funding Available Revenue Receipts" in respect of any Payment Date will be calculated by the Cash Manager on the Distribution Date immediately preceding such Payment Date and will be an amount equal to the sum of:

(1) all Mortgages Trustee Available Revenue Receipts distributed to Funding during the Interest Period ending on the relevant Payment Date;

(2) other net income of Funding including all amounts of interest received on the Funding GIC Account and the Funding Transaction Account, and/or all income from Authorised Investments (in each case to be received on or prior to the relevant Payment Date) as allocated by Funding between Group 1 and Group 2 in proportion to the Group 1 Share Percentage and the Group 2 Share Percentage and recorded on the Group 1 Revenue Sub-Ledger and Group 2 Revenue Sub-Ledger on each Distribution Date during the Interest Period ending on the relevant Payment Date; and

(3)  the amount standing to the credit of the Funding Reserve Ledger,

PROVIDED THAT for the purpose only of the payments to be made to any Issuer on the relevant Payment Date in respect of the Intercompany Loan made by that Issuer (but not for the purpose of any other payment to be made by Funding on the relevant Payment Date including any payment in respect of any other Intercompany Loan made by any other Issuer), it shall also include the sum of:

(4) the amount standing to the credit of the Issuer Reserve Fund Ledger in respect of such Issuer (but not in respect of any other Issuer), subject to any limits or conditions on the purposes for which that reserve may be utilised as set out in the Funding Deed of Charge; and

(5) the amount standing to the credit of the Issuer Liquidity Reserve Ledger, if any, in respect of such Issuer (but not in respect of any other Issuer), subject to any limits or conditions on the purposes for which that reserve may be utilised as set out in the Funding Deed of Charge.

"Funding Bank Accounts" means the Funding GIC Account, the Funding Transaction Account and the Funding (First Issuer) GIC Account and each other Funding (Issuer) GIC Account established after the Initial Closing Date and each such additional or replacement account in the name of Funding that may be opened with the prior approval of the Security Trustee after the Initial Closing Date;

"Funding Charged Property" means the property, assets and undertakings of Funding which from time to time are or are expressed to be mortgaged, charged, assigned, pledged or otherwise encumbered to, or in favour of the Security Trustee for itself and for the Funding Secured Creditors under the Funding Deed of Charge or any other Funding Transaction Document;

"Funding Contribution Date" means any date on which Funding makes a Further Contribution to the

Mortgages Trustee in connection with Funding's purchase of an increased beneficial interest in the Trust Property, on which date the Mortgages Trustee will also pay to the Seller an Initial Consideration equal to the amount of such Further Contribution;

"Funding Deed of Charge" means the deed of charge entered into on or about the Initial Closing Date between Funding, the Security Trustee, the First Issuer, the Corporate Services Provider, the Account Bank, the Funding GIC Provider, the Mortgages Trustee, the Start-up Loan Provider and the Cash Manager and the Schedules thereto and including each Deed of Accession or Accession Undertaking entered into in connection therewith as may be amended, restated, novated, varied or supplemented from time to time;

"Funding Expense Sub-Ledger" means a sub-ledger of the Funding Revenue Ledger on which receipts and payments of Funding Revenue Receipts allocable to the payment of expenses will be recorded by the Cash Manager;

"Funding (First Issuer) Bank Account Agreement" means the agreement entered into on or about the Initial Closing Date between Funding, the Cash Manager, the Security Trustee and the Account Bank which governs the operation of the Funding (First Issuer) GIC Account as may be amended, restated, novated, varied or supplemented from time to time and shall include any additional and/or replacement Funding (first issuer) bank account agreement entered into by such parties from time to time in accordance with the Transaction Documents;

"Funding (First Issuer) GIC Account" the account in the name of Funding (sort code 30-15-57, account number 00001933, reference: GRANITE011GI) held at the Account Bank and maintained subject to the terms of the Funding (First Issuer) Guaranteed Investment Contract, the Funding (First Issuer) Bank Account Agreement and the Funding Deed of Charge or such additional or replacement account as may for the time being be in place with the prior consent of the Security Trustee;

"Funding (First Issuer) GIC Account Mandate" means the resolutions, instructions and signature authorities relating to the Funding (First Issuer) GIC Account substantially in the form set out in Schedule 1 to the Funding (First Issuer) Bank Account Agreement;

"Funding (First Issuer) Guaranteed Investment Contract" means the guaranteed investment contract entered into on or about the Initial Closing Date between Funding, the Funding GIC Provider, the Security Trustee and the Cash Manager under which the Funding GIC Provider agrees to pay Funding a guaranteed rate of interest on the balance from time to time of the Funding (First Issuer) GIC Account, as may be amended, restated, novated, varied or supplemented from time to time and shall include any additional and/or replacement guaranteed investment contract entered into by Funding from time to time in accordance with the Transaction Documents;

"Funding (Issuer) Bank Account Agreement" means, in relation to any Issuer, the agreement entered into on or about the relevant Closing Date between Funding, the Cash Manager, the Security Trustee and the Account Bank which governs the operation of the relevant Funding (Issuer) GIC Account and shall include any additional and/or replacement Funding (Issuer) bank account agreement entered into by such parties from time to time in accordance with the Transaction Documents;

"Funding (Issuer) GIC Account" means, in relation to any Issuer, the account in the name of Funding held at the Account Bank and maintained subject to the terms of the relevant Funding (Issuer) Guaranteed Investment Contract, the relevant Funding (Issuer) Bank Account Agreement and the Funding Deed of Charge or such additional or replacement account as may for the time being be in place with the prior consent of the Security Trustee;

"Funding (Issuer) Guaranteed Investment Contract" means, in relation to any Issuer, the guaranteed investment contract entered into on about the relevant Closing Date between Funding, the Funding GIC Provider, the Security Trustee and the Cash Manager under which the Funding GIC Provider agrees to pay Funding a guaranteed rate of interest on the balance from time to time of the relevant Funding (Issuer) GIC Account, as may be amended, restated, novated, varied or supplemented from time to time and shall include any additional and/or replacement guaranteed investment contract entered into by Funding from time to time in accordance with the Transaction Documents;

"Funding GIC Account" means the account in the name of Funding (sort code 30-15-57, account number 0001933) held at Lloyds TSB plc, Treasury Division, 25 Monument Street, London EC3R 8BQ and maintained subject to the Funding Guaranteed Investment Contract and the Bank Account Agreement and such additional or replacement accounts as may for the time being be in place with the prior consent of the Security Trustee including, on and after 26 May 2004, the account in the name of Funding (sort code 30-00-59, account number 00000000, reference 132161) held at Northern Rock;

"Funding GIC Account Mandate" means the resolutions, instructions and signature authorities relating to the Funding GIC Account substantially in the form set out in Schedule 1 to the Bank Account Agreement;

"Funding GIC Provider" means:

(a)  in relation to the Funding GIC Account:

     (i) up to 26 May 2004, Lloyds TSB Bank plc acting through its office at Financial Markets Division, 25 Monument Street, London; and

     (ii) from (and including) 26 May 2004, Northern Rock,

     (provided that during the period 26 May 2004 to the Payment Date falling in June 2004 (inclusive) the term "Funding GIC Provider" shall mean in respect of such account both Lloyds TSB Bank plc acting through the aforementioned office and Northern Rock, unless the context admits otherwise);

(b) in relation to any Funding (Issuer) GIC Account established prior to 26 May 2004, Lloyds TSB Bank plc acting through its aforementioned office; and

(c) in relation to any Funding (Issuer) GIC Account established on or after 26 May 2004 (including, for the avoidance of doubt, the Funding (Issuer) GIC Account relating to Granite Mortgages 03-3 plc), Northern Rock, or such other person or persons as are for the time being the GIC Provider to Funding under the Funding Guaranteed Investment Contract and any Funding (Issuer) Guaranteed Investment Contract;

"Funding Guaranteed Investment Contract" means the guaranteed investment contract entered into on or about the Initial Closing Date between Funding, the Funding GIC Provider, the Cash Manager and the Security Trustee under which the Funding GIC Provider agrees to pay Funding a guaranteed rate of interest on the balance from time to time of the Funding GIC Account as may be amended, restated, novated, varied or supplemented from time to time and shall include any additional and/or replacement guaranteed investment contract entered into by Funding in accordance with the

Transaction Documents;

"Funding Jersey Secured Property" means, at any time, the Funding Charged Property which is situated in Jersey at such time;

"Funding Ledgers" means the Funding Principal Ledger, the Funding Revenue Ledger, the Funding Reserve Ledger, the Funding Principal Deficiency Ledger, the Intercompany Loan Ledger and each Issuer Reserve Fund Ledger and each Issuer Liquidity Reserve Ledger;

"Funding Post-Enforcement Priority of Payments" means the rules and the order of priority in which Funding Available Revenue Receipts, Funding Available Principal Receipts and all other monies, income, receipts and recoveries of Funding or the Security Trustee or any Receiver of Funding and the proceeds of enforcement of the Funding Security are to be applied following service of an Intercompany Loan Enforcement Notice or otherwise following an enforcement of the Funding Security as set out in Part III of Schedule 3 (Funding Priority of Payments) to the Funding Deed of Charge, as the same may be amended, varied or superseded from time to time in accordance with the terms of the Funding Deed of Charge;

"Funding Pre-Enforcement Principal Priority of Payments" means the rules and the order of priority in which Funding Available Principal Receipts will be applied prior to the enforcement of the Funding Security as set out in Part II of Schedule 3 (Funding Priority of Payments) to the Funding Deed of Charge, as the same may be amended, varied or superseded from time to time in accordance with the terms of the Funding Deed of Charge;

"Funding Pre-Enforcement Revenue Priority of Payments" means the rules and the order of priority in which Funding Available Revenue Receipts will be applied prior to the enforcement of the Funding Security as set out in Part I of
Schedule 3 (Funding Priority of Payments) to the Funding Deed of Charge, as the same may be amended, varied or superseded from time to time in accordance with the terms of the Funding Deed of Charge;

"Funding Principal Deficiency Ledger" means the ledger maintained by the Cash Manager in the name of Funding pursuant to the Cash Management Agreement to record the aggregate position of the Principal Deficiency Ledgers of all Issuers as to Losses on the Mortgage Loans and the application of Funding Available Principal Receipts to fund the Issuer Liquidity Reserve Funds;

"Funding Principal Ledger" means the ledger maintained by the Cash Manager in the name of Funding pursuant to the Cash Management Agreement to record receipts and payments of Funding Principal Receipts which ledger will be divided into two sub-ledgers: (i) the Group 1 Principal Sub-Ledger and (ii) the Group 2 Principal Sub-Ledger;

"Funding Principal Receipts" means the Principal Receipts received by Funding from the Mortgages Trustee on each Distribution Date;

"Funding Priority of Payments" means, as applicable, any of the Funding Pre-Enforcement Revenue Priority of Payments, the Funding Pre-Enforcement Principal Priority of Payments or the Funding Post-Enforcement Priority of Payments;

"Funding Reserve Additional Amount" means following the occurrence of a Funding Step-Up Trigger Event, an amount equal to the sum of the Funding Reserve Required Amount and (GBP)19,200,000;

"Funding Reserve Adjustment Date" means a Payment Date in respect of which (i) a Funding

Reserve Decrease has occurred on the immediately preceding Payment Date and
(ii) such immediately preceding Payment Date was not also a Funding Reserve Adjustment Date; provided that a Funding Reserve Adjustment Date shall not occur on any Payment Date for Group 1 Issuers or Payment Date for Group 2 Issuers if only Notes of Group 1 Issuers or Group 2 Issuers, respectively, are outstanding;

"Funding Reserve Decrease" means a reduction in the amount standing to the credit of the Funding Reserve Ledger resulting from the application of such amount to the payment of items in accordance with the Funding Pre-Enforcement Revenue Priority of Payments (except items (A)-(D)) or the Funding Post-Enforcement Priority of Payments (except items (A)-(C));

"Funding Reserve Fund" means the reserve fund established in the name of Funding on the Initial Closing Date in an amount up to the Funding Reserve Required Amount, which prior to enforcement may be (a) allocated among Issuers and between Groups to help meet any deficit in Funding Available Revenue Receipts and thereby any deficit recorded on the Issuer Principal Deficiency Ledgers and/or (b) utilised to fund initial reserves and other expenses in connection with the issuance of Notes by New Issuers;

"Funding Reserve Ledger" means the ledger maintained by the Cash Manager in the name of Funding pursuant to the Cash Management Agreement to record the amount standing to the credit of the Funding Reserve Fund from time to time;

"Funding Reserve Required Amount" means the amount from time to time which is equal to the sum of (1) the product of 1 per cent. and the greater of (a) the aggregate Principal Amount Outstanding of the Notes outstanding of all Issuers on the relevant determination date and (b) the aggregate Outstanding Principal Balance of the Intercompany Loans of all Issuers on the relevant determination date, or such other amount as may be agreed from time to time with the Rating Agencies. As at the Initial Closing Date, the Funding Reserve Required Amount will be zero;

"Funding Revenue Ledger" means the ledger maintained by the Cash Manager in the name of Funding pursuant to the Cash Management Agreement to record all monies received by Funding during an Interest Period other than the Funding Principal Receipts which ledger will be sub-divided into three sub-ledgers:
(i) the Group 1 Revenue Sub-Ledger, (ii) the Group 2 Revenue Sub-Ledger and
(iii) the Funding Expense Sub-Ledger;

"Funding Revenue Receipts" means the Mortgages Trustee Available Revenue Receipts received by Funding from the Mortgages Trustee on each Distribution Date;

"Funding Secured Creditors" means the Security Trustee (and any Receiver of Funding appointed pursuant to the Funding Deed of Charge), the First Issuer, the Corporate Services Provider in relation to Funding, the Account Bank, the Funding GIC Provider, the Mortgages Trustee, the Start-up Loan Provider, the Cash Manager and each New Funding Secured Creditor who accedes to the Funding Deed of Charge from time to time pursuant to a Deed of Accession (including, for the avoidance of doubt, any New Issuer);

"Funding Secured Obligations" means any and all of the monies, obligations and liabilities which Funding covenants to pay or discharge under or pursuant to Clause 2 (Covenant to pay and to Perform) of the Funding Deed of Charge and all other amounts owed by it to the Funding Secured Creditors pursuant to the Funding Transaction Documents;

"Funding Security" means the security granted by Funding under or pursuant to the Funding Deed of Charge in favour of the Security Trustee for the benefit of the Funding Secured Creditors or any of them including the security granted by Funding under or pursuant to any Deed of Accession and the security granted by Funding under or pursuant to the Second Priority Funding Deed of Charge;

"Funding Share" means, prior to the first Distribution Date, the Initial Funding Share and thereafter means the Current Funding Share;

"Funding Share Percentage" means, prior to the first Distribution Date, the Initial Funding Share Percentage and thereafter means the Current Funding Share Percentage;

"Funding Share/Seller Share Ledger" means the ledger to be maintained by the Cash Manager, on behalf of the Mortgages Trustee and the Beneficiaries, to record the Current Funding Share, the Current Funding Share Percentage, the Current Seller Share and the Current Seller Share Percentage of the Trust Property;

"Funding Step-Up Trigger Event" means an event which occurs if any Issuer fails to exercise its option to redeem its Notes on the relevant Step-Up Date pursuant to the terms and conditions of its Notes;

"Funding Transaction Account" means the account in the name of Funding (account no. 0625898, sort code 30-00-02) held with the Account Bank and maintained subject to the terms of the Bank Account Agreement and the Funding Deed of Charge or any additional or replacement account as may for the time being be in place with the prior consent of the Security Trustee;

"Funding Transaction Account Mandate" means the resolutions, instructions and signature authorities relating to the Funding Transaction Account substantially in the form set out in Schedule 1 to the Bank Account Agreement;

"Funding Transaction Document" means each of the following documents:

(a)  the Mortgages Trust Deed;

(b)  the Mortgage Sale Agreement;

(c)  the Administration Agreement;

(d)  the Funding Deed of Charge;

(e)  the Second Priority Funding Deed of Charge;

(f)  the Corporate Services Agreement;

(g)  the Bank Account Agreement;

(h)  the Stand-by Bank Account Agreement;

(i)  the Funding (Issuer) Bank Account Agreement;

(j)  the Funding Guaranteed Investment Contract;

(k)  the Stand-by Funding Guaranteed Investment Contract

(l)  the Funding (Issuer) Guaranteed Investment Contract;

(m)  the Cash Management Agreement;

(n)  the Start-up Loan Agreement;

(o) each New Start-up Loan Agreement to be entered into by Funding after the Initial Closing

     Date;

(p)  the Collection Bank Agreement;

(q)  the First Issuer Intercompany Loan Agreement;

(r) each New Intercompany Loan Agreement to be entered into by Funding after the date hereof; and

(s) each other deed, document, agreement, instrument or certificate entered into or to be entered into by Funding pursuant to or in connection with any of the documents set out in paragraphs (a) through (r) above including any agreement entered into by Funding as a replacement of any of the above agreements upon the termination thereof;

"Further Advance" means, in relation to a Mortgage Loan, any advance of further money to the relevant Borrower following the making of the initial advance of monies in respect of such Mortgage Loan (the "Initial Advance") which is secured by the same Mortgage as the Initial Advance but does not include the amount of any retention advanced to the relevant Borrower as part of the Initial Advance after completion of the Mortgage and does not include any Re-Draw or Further Draw;

"Further Contribution" means the consideration in the form of cash payable to the Mortgages Trustee by any Beneficiary to increase the Funding Share or, as the case may be, the Seller Share of the Trust Property pursuant to and in accordance with the Mortgages Trust Deed but excluding any Initial Contribution or Deferred Contribution paid by Funding to the Mortgages Trustee;

"Further Draw" means additional amounts drawn by a Borrower under a Personal Secured Loan in aggregate up to the fixed amount of credit extended under the terms of the related Mortgage Conditions at the inception of the Borrower's Personal Secured Loan;

"Further Draw Capacity" means an amount equal to the difference between (1) the maximum amount of Further Draws that Borrowers may make under Personal Secured Loans included in the Trust Property (whether or not drawn) as at the last day of the immediately preceding Trust Calculation Period and (2) the aggregate Current Balance of Personal Secured Loans which form part of the Trust Property as at the last day of the immediately preceding Trust Calculation Period;

"GIC Provider" means in relation to any person the provider of guaranteed investment services to such person pursuant to a guaranteed investment contract;

"Group" means either of Group 1 or Group 2;

"Group 1" means all Group 1 Issuers;

"Group 2" means all Group 2 Issuers;

"Group 1 Available Principal Receipts" means, in respect of a Payment Date for Group 1 Issuers, an amount (calculated on the immediately preceding Distribution Date) equal to all Mortgages Trustee Principal Receipts received by Funding from the Mortgages Trustee plus any amounts transferred from the Funding Principal Ledger to the Group 1 Principal Sub-Ledger during the Interest Period ending on the relevant Payment Date;

"Group 2 Available Principal Receipts" means, in respect of a Payment Date for Group 2 Issuers, an amount (calculated on the immediately preceding Distribution Date) equal to all Mortgages Trustee Principal Receipts received by Funding from the Mortgages Trustee plus any amounts transferred from the Funding Principal Ledger to the Group 2 Principal Sub-Ledger during the Interest Period ending on the relevant Payment Date;

"Group 1 Available Revenue Receipts" means, in respect of a Payment Date for Group 1 Issuers, an amount (calculated on the immediately preceding Distribution Date) equal to the sum of (a) the amount of Mortgages Trustee Available Revenue Receipts distributed to Funding during the Interest Period ending on the relevant Payment Date and recorded on the Group 1 Revenue Sub-Ledger (b) other net income of Funding (including all amounts of interest on the Funding GIC Account and the Funding Transaction Account, and/or all income from Authorised Investments, in each case received on or prior to the relevant Payment Date), as allocated by Funding to Group 1 in proportion to the Group 1 Share Percentage and recorded on the Group 1 Revenue Sub-Ledger on each Distribution Date during the related Interest Period ending on the relevant Payment Date, and (c) the product of the amount standing to the credit of the Funding Reserve Ledger on such Distribution Date multiplied by the Group 1 Share Percentage, in each case as on such Distribution Date (unless the related Payment Date for Group 1 Issuers is also a Funding Reserve Adjustment Date, in which case the product of the amount standing to the credit of the Funding Reserve Ledger multiplied by the Group 1 Share Percentage, in each case as on the Distribution Date immediately preceding the immediately preceding Payment Date for Group 2 Issuers);

"Group 2 Available Revenue Receipts" means, in respect of a Payment Date for Group 2 Issuers, an amount (calculated on the immediately preceding Distribution Date) equal to the sum of (a) the amount of Mortgages Trustee Available Revenue Receipts distributed to Funding Interest Period ending on the relevant Payment Date and recorded on the Group 2 Revenue Sub-Ledger (b) other net income of Funding (including all amounts of interest on the Funding GIC Account and the Funding Transaction Account, and/or all income from Authorised Investments, in each case received on or prior to the relevant Payment Date), as allocated by Funding to Group 2 in proportion to the Group 2 Share Percentage and recorded on the Group 2 Revenue Sub-Ledger on each Distribution Date during the related Interest Period ending on the relevant Payment Date, and (c) the product of the amount standing to the credit of the Funding Reserve Ledger on such Distribution Date multiplied by the Group 2 Share Percentage, in each case as on such Distribution Date (unless the related Payment Date for Group 2 Issuers is also a Funding Reserve Adjustment Date, in which case the product of the amount standing to the credit of the Funding Reserve Ledger multiplied by the Group 2 Share Percentage, in each case as on the Distribution Date immediately preceding the immediately preceding Payment Date for Group 1 Issuers);

"Group 1 Issuer" means any Issuer which applies Issuer Available Revenue Receipts and Issuer Available Principal Receipts in accordance with the relevant priority of payments on the Payment Date falling in July, October, January and April of each year;

"Group 2 Issuer" means any Issuer which applies Issuer Available Revenue Receipts and Issuer Available Principal Receipts in accordance with the relevant priority of payments on the Payment Date falling in March, June, September and December of each year;

"Group 1 Principal Sub-Ledger" means a sub-ledger of the Funding Principal Ledger on which receipts and payments of Funding Principal Receipts allocable to Group 1 are recorded by the Cash Manager;

"Group 2 Principal Sub-Ledger" means a sub-ledger of the Funding Principal Ledger on which receipts and payments of Funding Principal Receipts allocable to Group 2 are recorded by the Cash Manager;

"Group 1 Revenue-Sub Ledger" means a sub-ledger of the Funding Revenue Ledger on which receipts and payments of Funding Revenue Receipts allocable to Group 1 are recorded by the Cash Manager;

"Group 2 Revenue-Sub Ledger" means the sub-ledger of the Funding Revenue Ledger on which receipts and payments of Funding Revenue Receipts allocable to Group 2 are recorded by the Cash Manager;

"Group 1 Share Percentage" means

   Aggregate Outstanding Principal Balance of all Group 1 Intercompany Loans
   -------------------------------------------------------------------------
       Aggregate Outstanding Principal Balance of all Intercompany Loans

PROVIDED THAT on any Distribution Date with respect to which Funding has made a Further Contribution to the Mortgages Trustee in connection with Funding's purchase of an increased beneficial interest in the Trust Property during the immediately preceding Trust Calculation Period, the Outstanding Principal Balance of any Intercompany Loan entered into during such Trust Calculation Period shall be deemed to be (only for the purposes of the numerator and denominator of the formula above) the Outstanding Principal Balance of such Intercompany Loan multiplied by the number of days during which such Intercompany Loan was outstanding during such Trust Calculation Period divided by the number of days in such Trust Calculation Period.

"Group 2 Share Percentage" means

   Aggregate Outstanding Principal Balance of all Group 2 Intercompany Loans
   -------------------------------------------------------------------------
       Aggregate Outstanding Principal Balance of all Intercompany Loans

PROVIDED THAT on any Distribution Date with respect to which Funding has made a Further Contribution to the Mortgages Trustee in connection with Funding's purchase of an increased beneficial interest in the Trust Property during the immediately preceding Trust Calculation Period, the Outstanding Principal Balance of any Intercompany Loan entered into during such Trust Calculation Period shall be deemed to be (only for the purposes of the numerator and denominator of the formula above) the Outstanding Principal Balance of such Intercompany Loan multiplied by the number of days during which such Intercompany Loan was outstanding during such Trust Calculation Period divided by the number of days in such Trust Calculation Period.

"Group 1 Shared Issuer Revenue Receipts" has the meaning given in the rules for application of Funding Available Revenue Receipts under the Funding Pre-Enforcement Priority of Payments set out in Part II of Schedule 3 to the Funding Deed of Charge;

"Group 2 Shared Issuer Revenue Receipts" has the meaning given in the rules for application of Funding Available Revenue Receipts under the Funding Pre-Enforcement Priority of Payments set out in Part II of Schedule 3 to the Funding Deed of Charge;

"Group 1 Shared Principal Receipts" has the meaning given in the rules for application of Funding Available Principal Receipts under the Funding Pre-Enforcement Priority of Payments set out in Part II of Schedule 3 to the Funding Deed of Charge;

"Group 2 Shared Principal Receipts" has the meaning given in the rules for application of Funding Available Principal Receipts under the Funding Pre-Enforcement Priority of Payments set out in Part II of Schedule 3 to the Funding Deed of Charge;

"Guarantee" means each guarantee in support of the obligations of a Borrower under a Mortgage

Loan;

"Heritable Creditor" means, in relation to Scottish Mortgage Loans, the holder of a standard security over heritable or long leasehold property in Scotland;

"Holdings" means Granite Finance Holdings Limited, a private limited company incorporated under the laws of England and Wales, registered number 4127787;

"ICTA" means the Income and Corporation Tax Act 1988;

"in Arrears" or "in arrears" means, in respect of a Mortgage Account, that amount equal in the aggregate to one or more Monthly Payments in respect of such Mortgage Account are overdue and unpaid by a Borrower;

"Independent Certificates" means certificates of independent parties in accordance with Trust Indenture Act Sections 314(c) and 314(d)(1);

"Initial Closing Date" means 26 March 2001;

"Initial Contribution" the consideration in the form of cash payable by Funding to the Mortgages Trustee in respect of the Funding Share of the Trust Property pursuant to and in accordance with the Mortgages Trust Deed, which Contribution is to fund the payment to the Seller by the Mortgages Trustee of (and is equal to) the Initial Purchase Price in respect of the Initial Mortgage Portfolio or (if any is payable) any New Mortgage Portfolio sold and assigned to the Mortgages Trustee and is to be funded from the proceeds of the First Issuer Intercompany Loan or any New Intercompany Loan;

"Initial Funding Share" means the share of Funding in the Trust Property on the Initial Closing Date, being an amount equal to approximately
(GBP)1,500,000,000;

"Initial Funding Share Percentage" means the percentage share of Funding in the Trust Property on the Initial Closing Date being approximately 86.61 per cent.;

"Initial Mortgage Loans" means the portfolio of residential first Mortgage Loans and their Related Security to be sold and assigned by the Seller to the Mortgages Trustee on the Initial Closing Date pursuant to the Mortgage Sale Agreement;

"Initial Mortgage Portfolio" means the Initial Mortgage Loans and their Related Security, particulars of which are set out in Appendix A to the Mortgage Sale Agreement but excluding any such Mortgage Loan and its Related Security which has been redeemed in full on or before the Initial Closing Date, and (subject where applicable to the subsisting rights of redemption of the Borrowers) all right, title, interest and benefit of the Seller in and to:

(a) all sums of principal, interest (including, for the avoidance of doubt, all Accrued Interest, Arrears of Interest and Capitalised Arrears) and any other sum due or to become due under or in respect of such Mortgage Loans and their Related Security on or after the Initial Closing Date and including, without limitation, the right to demand, sue for, recover and give receipts for all such principal, interest or other amounts, the right to sue on all covenants and undertakings made or expressed to be made in favour of the Seller under the applicable Mortgage and all sums due or to become due in respect of any Early Repayment Charge;

(b) the benefit of all securities for such principal, interest and other sums payable (including without limitation any interest of the Seller in any Life Policy), the benefit of all Deeds of Consent, MHA Documentation and Deeds of Postponement, any Guarantee in respect of such

     Mortgage Loan or any other collateral security for the repayment of the relevant Mortgage Loans secured by the Mortgages;

(c) the right to exercise all the powers of the Seller in relation thereto subject to and in accordance with the relevant Mortgage Conditions;

(d) all the estate and interest in the Mortgaged Properties in relation thereto vested in the Seller;

(e) to the extent they are assignable, each Certificate of Title and Valuation Report and any right of action of the Seller against any solicitor, valuer or other person in connection with any report, valuation, opinion, certificate or other statement of fact or opinion given in connection with any Mortgage Loan and its Related Security, or any part thereof affecting the decision of the Seller to make or offer to make the relevant Mortgage Loan or part thereof;

(f) the Buildings Policies and Insurance Contracts, in each case so far as they relate to such Mortgage Loans comprised in that portfolio of Mortgage Loans and their Related Security, including the right to receive the proceeds of all claims made or to be made by or on behalf of the Seller or to which the Seller is or may become entitled;

(g) the MIG Policies, so far as they relate to such Mortgage Loans comprised in that portfolio of Mortgage Loans and their Related Security, including the right to receive of all claims made or to be made by or on behalf of the Seller or to which the Seller is or may become entitled;

"Initial Purchase Price" means the sum of (GBP)1,480,000,000 payable by the Mortgages Trustee to the Seller on the Initial Closing Date in consideration of the Seller's sale and assignment to the Mortgages Trustee of the Initial Mortgage Portfolio or the sum agreed to from time to time between the Mortgages Trustee and the Seller and payable by the Mortgages Trustee to the Seller on an Assignment Date in consideration of the Seller's sale and assignment to the Mortgages Trustee of a New Mortgage Portfolio in respect of which any Initial Purchase Price is payable (together with any accrued principal, interest and expenses as at the Closing Date or Assignment Date, as applicable) in accordance with the provisions of the Mortgage Sale Agreement;

"Initial Seller Share" means the share of the Seller in the Trust Property on the Initial Closing Date being an amount equal to approximately
(GBP)232,000,000;

"Initial Seller Share Percentage" means the percentage share of the Seller in the Trust Property on the Initial Closing Date being approximately 13.39 per cent.;

"Initial Trust Property" means the sum of (GBP)100 (one hundred pounds) held on trust absolutely as to both capital and income by the Mortgages Trustee for the benefit of the Seller and Funding pursuant to Clause 2.1 (Initial Trust Property) of the Mortgages Trust Deed;

"Inland Revenue" means the Inland Revenue of the United Kingdom;

"Insolvency Act" means the Insolvency Act 1986;

"Insolvency Event" in respect of the Seller, the Administrator, the Cash Manager or any Issuer Cash Manager (each, for the purposes of this definition, a "Relevant Entity") means:

(a) an order is made or an effective resolution passed for the winding up of the Relevant Entity (except, in any such case, a winding-up or dissolution for the purpose of a reconstruction or amalgamation the terms of which have been previously approved by the Security Trustee);

(b) the Relevant Entity ceases or threatens to cease to carry on its business or stops payment or threatens to stop payment of its debts or is deemed unable to pay its debts within the meaning of section 123(a), (b), (c) or (d) of the Insolvency Act (as amended, modified or re-enacted) or becomes unable to pay its debts as they fall due or the value of its assets falls to less than the amounts of its liabilities (taking into account, for both these purposes, contingent and prospective liabilities) or otherwise becomes insolvent;

(c) proceedings are initiated against the Relevant Entity under any applicable liquidation, administration, reorganisation (other than a reorganisation where the Relevant Entity is solvent) or other similar laws, save where such proceedings are being contested in good faith; or an administrative or other receiver, administrator or other similar official is appointed in relation to the whole or any substantial part of the undertaking or assets of the Relevant Entity; or a distress, execution, diligence or other process is enforced upon the whole or any substantial part of the undertaking or assets of the Relevant Entity and in any of the foregoing cases it is not discharged within 30 London Business Days; or if the Relevant Entity initiates or consents to judicial proceedings relating to itself under any applicable liquidation, administration, insolvency, reorganisation or other similar laws or makes a conveyance or assignment for the benefit of its creditors generally;

and in respect of Funding or any Issuer (each, for the purposes of this definition, a "Relevant Entity"), "Insolvency Event" means:

(a) except for the purposes of an amalgamation or restructuring as described in sub-clause (b) of this definition, the Relevant Entity ceases or threatens to cease to carry on all or a substantial part of its business or the Relevant Entity is deemed unable to pay its debts within the meaning of section 123(1)(a), (b), (c) or (d) of the Insolvency Act 1986 (as that section may be amended) or becomes unable to pay its debts within the meaning of section 123(2) of the Insolvency Act 1986 (as that section may be amended, modified or re-enacted); or

(b) an order is made or an effective resolution is passed for the winding up of the Relevant Entity (except for the purposes of or pursuant to an amalgamation, restructuring or merger previously approved by the Note Trustee or the Security Trustee, as the case may be, or as approved in writing by an Extraordinary Resolution (as defined in the Issuer Trust
     Deed) of the Class A Noteholders); or

(c) proceedings are otherwise initiated against the Relevant Entity under any applicable liquidation, insolvency, composition, reorganisation or other similar laws (including, but not limited to, presentation of a petition for an administration order) and (except in the case of presentation of a petition for an administration order) such proceedings are not, in the opinion of the Note Trustee or the Security Trustee (as the case may be), being disputed in good faith with a reasonable prospect of success; or an administration order being granted or an administrative receiver or other receiver, liquidator or other similar official being appointed in relation to the Relevant Entity or in relation to the whole or any substantial part of the undertaking or assets of the Relevant Entity; or an encumbrancer taking possession of the whole or any substantial part of the undertaking or assets of the Relevant Entity, or a distress, execution, diligence or other process being levied or enforced upon or sued out against the whole or any substantial part of the undertaking or assets of the Relevant Entity and such possession or process (as the case may be) not being discharged or not otherwise ceasing to apply within 30 days; or the Relevant Entity initiating or consenting to judicial proceedings relating to itself under applicable liquidation, insolvency, composition, reorganisation or other similar laws or making a conveyance or assignment for the benefit of its creditors generally;

"Insurance Contracts" means the insurance contracts or policies described in
Schedule 4 to the Mortgage Sale Agreement and any other additional, substitute or replacement insurance contract or policy arranged by the Seller from time to time relating to the Mortgage Loans in the Mortgages Trust;

"Insurance Policies" means:

(a)  the MIG Policies;

(b)  the Properties in Possession Policy;

(c)  the Contingency Insurance Policy; and

(d)  the Buildings Policies;

"Intercompany Loan Agreements" means the First Issuer Intercompany Loan Agreement and any New Intercompany Loan Agreements and "Intercompany Loan Agreement" means any one of them;

"Intercompany Loans" means the First Issuer Intercompany Loan and any New Intercompany Loan and "Intercompany Loan" means any of them;

"Intercompany Loan Confirmation" means a document substantially in the form set out in Schedule 2 (Form of Intercompany Loan Confirmation) to the Intercompany Loan Terms and Conditions confirming the principal terms of each Intercompany Loan Agreement between Funding, any Issuer, the Security Trustee and the Agent Bank;

"Intercompany Loan Enforcement Notice" means an enforcement notice served by the Security Trustee on Funding in relation to the enforcement of the Funding Security following the occurrence of an Intercompany Loan Event of Default;

"Intercompany Loan Event of Default" means the occurrence of an event of default as specified in Clause 14 (Default) of the Intercompany Loan Terms and Conditions;

"Intercompany Loan Ledger" means the sub-ledger on which the Cash Manager will record payments of interest and repayments of principal made under any Intercompany Loan;

"Intercompany Loan Terms and Conditions" means the general terms and conditions applicable to each Intercompany Loan Agreement, which have been signed for the purposes of identification by the Security Trustee, the Agent Bank and Funding on the Initial Closing Date, as amended, restated, novated, varied or supplemented from time to time and shall include any additional and/or replacement intercompany loan terms and conditions entered into from time to time in accordance with the Transaction Documents;

"Interest Rate Shortfall" has the meaning given to it in Clause 4.3(a) of the Administration Agreement;

"Interim Calculation Period" means the portion of a Trust Calculation Period that is less than a full Trust Calculation Period during which any single calculation of the Funding Share, Funding Share Percentage, Seller Share and Seller Share Percentage applies;

"Irrecoverable VAT" means any amount in respect of VAT incurred by a party to the Transaction Documents (for the purposes of this definition, a "Relevant Party") as part of a payment in respect of which it is entitled to be indemnified under the relevant Transaction Documents to the extent that the Relevant Party does not or will not receive and retain a credit or repayment of such VAT as input tax (as that expression is defined in section 24(1) of the Value Added Tax Act 1994) for the prescribed accounting period (as that expression is used in section 25(1) of the Value Added Tax Act 1994) to which such input tax relates;

"Interest Rate Swap Agreement" means, for any Issuer, the ISDA Master Agreement(s), Schedule(s), Confirmation(s) and any credit support documents thereto entered into among such Issuer, the relevant Interest Rate Swap Provider, the Note Trustee and any credit support provider, as may be amended, restated, novated, varied or supplemented from time to time and shall include any additional and/or replacement interest rate swap agreement entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

"Interest Rate Swap Provider" means in relation to any Issuer the swap counterparty to such Issuer under any relevant Interest Rate Swap Agreement of such Issuer;

"Interest Rate Swap Provider Default" means the occurrence of an Event of Default or a Downgrade Termination Event (as defined in the relevant Interest Rate Swap Agreement) where the Interest Rate Swap Provider is the Defaulting Party or the Affected Party (as defined in the relevant Interest Rate Swap Agreement);

"Issuer" means the First Issuer or, as the context may require, any New
Issuer;

"Issuer Account Bank" means, in relation to any Issuer, the bank at which the Issuer Bank Accounts of such Issuer are maintained from time to time pursuant to the relevant Issuer Transaction Documents;

"Issuer Account Mandates" means, in relation to any Issuer, the resolutions, instructions, and Authorised Signatories relating to the Issuer Bank Accounts substantially in the form scheduled to the relevant Issuer Bank Account Agreement;

"Issuer Allocable Principal Receipts" has the meaning given to it in the rules for application of Funding Available Principal Receipts under the Funding Pre-Enforcement Principal Priority of Payments set out in Part I of Schedule 3 to the Funding Deed of Charge;

"Issuer Allocable Revenue Receipts" has the meaning given to it in the rules for application of Funding Available Principal Receipts under the Funding Pre-Enforcement Principal Priority of Payments set out in Part I of Schedule 3 to the Funding Deed of Charge;

"Issuer Arrears Test" is satisfied on a Payment Date if any Issuer Cash Manager or the Cash Manager calculates on the Distribution Date immediately preceding such Payment Date that as of the last day of the Trust Calculation Period immediately preceding that Payment Date (i) the aggregate Current Balance of the Mortgage Loans which are then in arrears for at least 3 months is less than 4% of the aggregate Current Balance of all Mortgage Loans, unless the Rating Agencies have confirmed that the then-current ratings of the Notes will not be adversely affected by such test not having been met; and (ii) the aggregate Interest Arrears in respect of all of the Mortgage loans in the Mortgages Trust as a percentage of the aggregate gross interest due on all Mortgage Loans during the previous 12 months, does not exceed 2%, or such other percentage as is then acceptable to the then-current Rating Agencies at such time.

"Issuer Available Principal Receipts" means, in relation to the First Issuer, the Second Issuer and the Third Issuer, the First Issuer Available Principal Receipts, the Second Issuer Available Principal

Receipts, and the Third Issuer Available Principal Receipts respectively, and in relation to any New Issuer, the Current Issuer Available Principal Receipts as defined in the Issuer Master Definitions Schedule relating to that New Issuer;

"Issuer Available Revenue Receipts" means, in relation to the First Issuer, the Second Issuer and the Third Issuer, the First Issuer Available Revenue Receipts, the Second Issuer Available Revenue Receipts, and the Third Issuer Available Revenue Receipts respectively, and in relation to any New Issuer, the Current Issuer Available Revenue Receipts as defined in the Issuer Master Definitions Schedule relating to that New Issuer;

"Issuer Bank Account Agreement" means, in relation to the First Issuer, the Second Issuer and the Third Issuer, the First Issuer Bank Account Agreement, the Second Issuer Bank Account Agreement and the Third Issuer Bank Account Agreement respectively, and in relation to any New Issuer, the Current Issuer Bank Account Agreement as defined in the Issuer Master Definitions Schedule relating to that New Issuer;

"Issuer Bank Accounts" means, in relation to the First Issuer, the Second Issuer and the Third Issuer, the First Issuer Bank Accounts, the Second Issuer Bank Accounts and the Third Issuer Bank Accounts respectively and, in relation to any New Issuer, the Current Issuer Bank Accounts as defined in the Issuer Master Definitions Schedule relating to that New Issuer;

"Issuer Cash Management Agreement" means, in relation to the First Issuer, the Second Issuer and the Third Issuer, the First Issuer Cash Management Agreement, the Second Issuer Cash Management Agreement and the Third Issuer Cash Management Agreement respectively, and in relation to any New Issuer, the Current Issuer Cash Management Agreement as defined in the Issuer Master Definitions Schedule relating to that New Issuer;

"Issuer Cash Manager" means, in relation to the First Issuer, the First Issuer Cash Manager and in relation to any New Issuer, the person identified as managing all cash transactions and maintaining certain ledgers on behalf of such Issuer pursuant to the relevant Issuer Cash Management Agreement or such other person as may from time to time be appointed as cash manager for such Issuer pursuant to the relevant Issuer Cash Management Agreement;

"Issuer Deed of Charge" means in relation to the First Issuer, the First Issuer Deed of Charge and in relation to any New Issuer, the deed of charge entered into such Issuer with the Note Trustee;

"Issuer Jersey Secured Property" means:

(a) in relation to the First Issuer, the First Issuer Jersey Secured Property as defined in the Issuer Master Definitions Schedule relating to the First Issuer;

(b) in relation to the Second Issuer, the Second Issuer Jersey Secured Property as defined in the Issuer Master Definitions Schedule relating to the Second Issuer;

(c) in relation to the Third Issuer, the Third Issuer Jersey Secured Property as defined in the Issuer Master Definitions Schedule relating to the Third Issuer; and

(d) in relation to any other Issuer, the Current Issuer Jersey Secured Property as defined in the Issuer Master Definitions Schedule relating to that Issuer;

"Issuer Junior Notes" means:

(a) in relation to the First Issuer, the Series 1 Class C Notes and the Series 2 Class C Notes as defined in the Issuer Master Definitions Schedule relating to the First Issuer,

(b) in relation to the Second Issuer, the Series 1 Class C Notes, the Series 2 Class C Notes as defined in the Issuer Master Definitions Schedule relating to the Second Issuer, and

(c) in relation to any other Issuer, the Junior Notes as defined in the relevant Issuer Master Definitions Schedule;

"Issuer Liquidity Reserve Fund" means, in relation to the First Issuer, the First Issuer Liquidity Reserve Fund, in relation to the Second Issuer, the Second Issuer Liquidity Reserve Fund and in relation to any New Issuer, the Current Issuer Liquidity Reserve Fund as defined in the Issuer Master Definitions Schedule which in each case Funding will be required to establish pursuant to and in the circumstances set out in the Intercompany Loan of such New Issuer ;

"Issuer Liquidity Reserve Ledger" means, in relation to the First Issuer, the First Issuer Liquidity Reserve Ledger, in relation to the Second Issuer, the Second Issuer Liquidity Reserve Ledger and in relation to any New Issuer, the Current Issuer Liquidity Reserve Ledger as defined in Issuer Master Definitions Schedule in each case maintained by the Cash Manager in the name of Funding to record the balance from time to time of the Issuer Liquidity Reserve Fund, if any;

"Issuer Liquidity Reserve Required Amount" means, in relation to the First Issuer, the First Issuer Liquidity Reserve Required Amount, in relation to the Second Issuer, the Second Issuer Liquidity Reserve Required Amount and in relation to any New Issuer, Current Issuer Liquidity Reserve Required Amount as defined in the Issuer Master Definitions Schedule relating to that New Issuer in each case required to be maintained in the Issuer Liquidity Reserve Fund, if any;

"Issuer Master Definitions Schedule" means, in relation to the First Issuer, the First Issuer Master Definitions Schedule and in relation to any New Issuer the relevant master definitions schedule relating to that New Issuer;

"Issuer Mezzanine Notes" means:

(a) in relation to the First Issuer, the Series 1 Class B Notes and the Series 2 Class B Notes as defined in the Issuer Master Definitions Schedule relating to the First Issuer,

(b) in relation to the Second Issuer, the Series 1 Class B Notes, the Series 2 Class B Notes as defined in the Issuer Master Definitions Schedule relating to the Second Issuer, and

(c) in relation to any New Issuer, the Mezzanine Notes as defined in the relevant Issuer Master Definitions Schedule;

"Issuer Post-Enforcement Priority of Payments" means, in relation to the First Issuer, the Second Issuer and the Third Issuer, the First Issuer
Post-Enforcement Priority of Payments, the Second Issuer Post-Enforcement Priority of Payments and the Third Issuer Post-Enforcement Priority of Payments respectively, and in relation to any New Issuer, the Current Issuer Post-Enforcement Priority of Payments as defined in the Issuer Master Definitions Schedule relating to that New Issuer;

"Issuer Post-Liquidity Payments" means, in the case of the First Issuer, the payments set out in items (H) through (J) under the First Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other First Issuer Priority of Payments as may apply on that Payment Date), in the case of the Second Issuer, the payments set out in items (H) through (J) under the Second Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Second Issuer Priority of Payments as may apply on that Payment Date) and in the case of any New Issuer, means the Current Issuer Post-Liquidity Payments as defined in the Issuer Master Definitions Schedule relating to that New Issuer;

"Issuer Post-Reserve Payments" means, in the case of the First Issuer, the payments set out in item (K) under the First Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other First Issuer Priority of Payments as may apply on that Payment
Date), in the case of the Second Issuer, the payments set out in item (K) under the Second Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Second Issuer Priority of Payments as may apply on that Payment Date), and in the case of any New Issuer, means the Current Issuer Post-Reserve Payments as defined in the Issuer Master Definitions Schedule relating to that New Issuer;

"Issuer Post Start-Up Payments" means, in the case of the First Issuer, the payments set out in items (L) and (M) under the First Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other First Issuer Priority of Payments as may apply on that Payment Date), in the case of the Second Issuer, the payments set out in items
(L) and (O) under the Second Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Second Issuer Priority of Payments as may apply on that Payment Date) and in the case of any New Issuer, means the Current Issuer Post Start-Up Payments as defined in the Issuer Master Definitions Schedule relating to that New Issuer; "Issuer Pre-Enforcement Principal Priority of Payments" means, in relation to the First Issuer, the Second Issuer and the Third Issuer, the First Issuer Pre-Enforcement Principal Priority of Payments, the Second Issuer Pre-Enforcement Principal Priority of Payments and the Third Issuer Pre-Enforcement Principal Priority of Payments respectively, and in relation to any New Issuer, the Current Issuer Pre-Enforcement Principal Priority of Payments as defined in the Issuer Master Definitions Schedule relating to that New Issuer;

"Issuer Pre-Enforcement Priority of Payments" means, in relation to the First Issuer, the Second Issuer and the Third Issuer, the First Issuer
Pre-Enforcement Priority of Payments, the Second Issuer Pre-Enforcement Priority of Payments and the Third Issuer Pre-Enforcement Priority of Payments respectively, and in relation to any New Issuer, the Current Issuer Pre-Enforcement Priority of Payments as defined in the Issuer Master Definitions Schedule relating to that New Issuer;

"Issuer Pre-Enforcement Revenue Priority of Payments" means, in relation to the First Issuer, the Second Issuer and the Third Issuer, the First Issuer Pre-Enforcement Revenue Priority of Payments, the Second Issuer Pre-Enforcement Revenue Priority of Payments and the Third Issuer Pre-Enforcement Revenue Priority of Payments respectively, and in relation to any New Issuer, the Current Issuer Pre-Enforcement Revenue Priority of Payments as defined in the Issuer Master Definitions Schedule relating to that New Issuer;

"Issuer Pre-Liquidity Payments" means, in the case of the First Issuer, the payments set out in items (A) through (G) under the First Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other First Issuer Priority of Payments as may apply on that Payment Date), in the case of the Second Issuer, the payments set out in items (A) through (G) under the Second Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Second Issuer Priority of Payments as may apply on that Payment Date) and, in the case of any New Issuer, means the Current Issuer Pre-Liquidity Payments as defined in the Issuer Master Definitions Schedule relating to that New Issuer;

"Issuer Pre-Reserve Payments" means, in relation to any Issuer (with the exception of the First Issuer), the Current Issuer Pre-Reserve Payments as defined in the Issuer Master Definitions Schedule relating to that New Issuer;

"Issuer Principal Deficiency Ledger" means, in relation to the First Issuer, the First Issuer Principal Deficiency Ledger and in relation to any New Issuer, the ledger maintained by the Issuer Cash Manager in the name of such Issuer which will be established on the relevant Closing Date and will be sub-divided into sub ledgers corresponding to the classes of Notes issued by such Issuer in order to record Losses allocated to the Intercompany Loan of such Issuer which are to be allocated to such Notes, the application of Issuer Available Principal Receipts of such Issuer in paying interest on the Notes issued by such Issuer and certain amounts ranking in priority thereto in accordance with the Issuer Pre-Enforcement Revenue Priority of Payments of such Issuer and the application by Funding of Issuer Allocable Principal Receipts of the such Issuer to fund or replenish the Issuer Liquidity Reserve Fund (if any) of such Issuer;

"Issuer Principal Deficiency Sub Ledger" means, in relation to the First Issuer, any First Issuer Principal Deficiency Sub Ledger and in relation to any New Issuer, any of the sub ledgers of the Issuer Principal Deficiency Ledger of such Issuer relating to any class of Notes issued by such Issuer;

"Issuer Principal Payments" means, in relation to the First Issuer, the payments set forth in items (A) through (E) under the First Issuer Pre-Enforcement Principal Priority of Payments (or the relevant payments set forth in the equivalent items in such other First Issuer Priority of Payments as may apply on that Payment Date), in relation to the Second Issuer, the payments set forth in items (A) through (E) under the Second Issuer Pre-Enforcement Principal Priority of Payments (or the relevant payments set forth in the equivalent items in such other Second Issuer Priority of Payments as may apply on that Payment Date) and in relation to any New Issuer, the Current Issuer Principal Payments as defined in the Issuer Master Definitions Schedule relating to that New Issuer;

"Issuer Principal Receipts" means, in relation to the First Issuer, the First Issuer Principal Receipts and in relation to any New Issuer, the principal amounts repaid by Funding in respect of the Intercompany Loan of such Issuer;

"Issuer Priority of Payments" means, in relation to the First Issuer, the First Issuer Priority of Payments and in relation to any New Issuer, as applicable, any of the relevant Issuer Pre-Enforcement Revenue Priority of Payments, the Issuer Pre-Enforcement Principal Priority of Payments or the Issuer Post-Enforcement Priority of Payments;

"Issuer Reserve Additional Amount" means, in relation to any Issuer, the Current Issuer Reserve Additional Amount as defined in the Issuer Master Definitions Schedule relating to that Issuer;

"Issuer Reserve Fund" means, in relation to the First Issuer, the First Issuer Reserve Fund, in relation to the Second Issuer, the Second Issuer Reserve Fund and in relation to any New Issuer, the Current Issuer Reserve Fund as defined in the Issuer Master Definitions Schedule relating to that Issuer, in each case established in the name of Funding in respect of such Issuer as required under the terms of the relevant Intercompany Loan of such Issuer on the relevant Closing Date in an amount equal to the Issuer Reserve Required Amount;

"Issuer Reserve Fund Ledger" means, in relation to the First Issuer, the First Issuer Reserve Fund Ledger, in relation to the Second Issuer, the Second Issuer Reserve Fund Ledger and in relation to any New Issuer, the Current Issuer Reserve Fund Ledger as defined in the Issuer Master Definitions

Schedule relating to that Issuer, in each case maintained by the Cash Manager in the name of Funding to record the amount credited to the Issuer Reserve Fund held by Funding in respect of such Issuer on the relevant Closing Date, and subsequent withdrawals and deposits in respect of the Issuer Reserve Fund;

"Issuer Reserve Required Amount" means, in relation to the First Issuer, the First Issuer Reserve Required Amount, in relation to the Second Issuer, the Second Issuer Reserve Required Amount and in relation to any New Issuer, the Current Issuer Reserve Required Amount as defined in the Issuer Master Definitions Schedule relating to that Issuer in each case required to be maintained in the Issuer Reserve Fund of such Issuer;

"Issuer Reserve Requirement" means a requirement that will be satisfied in respect of any Issuer if, after taking account of the application of any Funding Available Revenue Receipts to the credit of the Issuer Reserve Fund Ledgers, the amount of funds in the Issuer Reserve Fund of such Issuer is equal to the relevant Issuer Reserve Required Amount;

"Issuer Secured Creditors" means, in relation to the First Issuer, the Second Issuer and the Third Issuer, the First Issuer Secured Creditors, the Second Issuer Secured Creditors and the Third Issuer Secured Creditors respectively and in relation to any New Issuer, the Current Issuer Secured Creditors as defined in the Issuer Master Definitions Schedule relating to that New Issuer;

"Issuer Security" means in relation to the First Issuer, the First Issuer Security and in relation to any New Issuer, the security created by such Issuer pursuant to the relevant Issuer Deed of Charge in favour of the Note Trustee for the benefit of the Issuer Secured Creditors;

"Issuer Senior Notes" means:

(a) in relation to the First Issuer, the Series 1 Class A Notes and the Series 2 Class A Notes as defined in the Issuer Master Definitions Schedule relating to the First Issuer,

(b) in relation to the Second Issuer, the Series 1 Class A Notes, the Series 2 Class A Notes as defined in the Issuer Master Definitions Schedule relating to the Second Issuer, and

(c) in relation to any other Issuer, the Senior Notes as defined in the relevant Issuer Master Definitions Schedule;

"Issuer Special Notes" means:

(a) in relation to the Second Issuer, the Series 2 Class D Notes as defined in the Issuer Master Definitions Schedule relating to the First Issuer,

(b) in relation to any other Issuer (other than the First Issuer), the Special Notes as defined in the relevant Issuer Master Definitions Schedule;

"Issuer Start-up Loan Agreement" means, in relation to any Issuer, the agreement entered into on or about the Closing Date in relation to that Issuer between Funding, the relevant Start-up Loan Provider and the Security Trustee relating to the provision of the Issuer Start-up Loan to Funding as may be amended, restated, novated, varied or supplemented from time to time and shall include any additional and/or replacement start-up loan agreement entered into by such parties in accordance with the Transaction Documents;

"Issuer Start-up Loan Provider" means Northern Rock, in its capacity as provider of an Issuer Start-up Loan and/or such other person or persons for the time being the lender under the relevant Issuer

Start-up Loan Agreement;

"Issuer Transaction Accounts" means, in relation to the First Issuer, the Second Issuer and the Third Issuer, the First Issuer Transaction Accounts, the Second Issuer Transaction Accounts and the Third Issuer Transaction Accounts and in relation to any New Issuer, the Current Issuer Transaction Accounts as defined in the Issuer Master Definitions Schedule relating to that Issuer;

"Issuer Transaction Documents" means, in relation to the First Issuer, the Second Issuer and the Third Issuer, the First Issuer Transaction Documents, the Second Issuer Transaction Documents and the Third Issuer Transaction Documents and in relation to any New Issuer, the Current Issuer Transaction Documents as defined in the Issuer Master Definitions Schedule relating to that Issuer;

"Jersey Account Bank" means Lloyds TSB Bank plc, Jersey International Branch, 4 Bond Street, St Helier, Jersey JE4 8ZE, Channel Islands;

"Jersey Secured Property" means, as the context requires, the Issuer Jersey Secured Property or the Funding Jersey Secured Property;

"Jersey Security Law" has the meaning given to it in Clause 3.1 (Trust Property) of the Funding Deed of Charge;

"Lending Criteria" means the lending criteria of the Seller in respect of Mortgage Loans other than Personal Secured Loans which may be amended from time to time (forming part of the Seller's Policy) which as at 1 January 2004 is set out in Schedule 12 (Lending Criteria) to the Mortgage Sale Agreement and/or such other criteria as would be acceptable to a reasonable, prudent mortgage lender. Lending Criteria for Personal Secured Loans are generally similar though not as extensive as the Lending Criteria applicable to other Mortgage Loans;

"LIBOR" means, unless stated otherwise, the London inter-bank offered rate for deposits in the relevant currency, as determined by the relevant Agent Bank in respect of the related Notes as specified in the Conditions or otherwise on the following basis:

(1) on the applicable Interest Determination Date the Agent Bank will determine the offered quotation to leading banks for deposits in the relevant currency for a period equal to the relevant period, to be determined by reference to the display as quoted on the Dow-Jones/Telerate Page No. 3750. If the Telerate Page No. 3750 stops providing these quotations, the replacement page for the purposes of displaying this information will be used. If the replacement page stops displaying the information, another service as determined by the relevant Issuer with the approval of the Note Trustee will be used. In each of these cases, such determination will be made as at or about 11.00 a.m. (London time) on such date;

(2) if, on any such Interest Determination Date, the screen rate is unavailable, the Agent Bank will:

(a) request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to leading banks for deposits in the relevant currency of the equivalent amount, and for a time equal to the relevant period, in the London inter-bank market as at or about 11.00 a.m. (London time) on such date; and

(b) calculate the arithmetic mean, rounded upwards to five decimal places, of those quotations;

(3) if on any such Interest Determination Date, the screen rate is unavailable and only two or three of the Reference Banks provide offered quotations, the relevant rate for the relevant period will be the arithmetic mean of the quotations as calculated in
     (2); and

(4) if fewer than two Reference Banks provide quotations, the Agent Bank will consult with the Note Trustee and the relevant Issuer for the purpose of agreeing a total of two banks to provide such quotations and the relevant rate for the relevant period will be the arithmetic mean of the quotations as calculated in (2). If no such banks agree then the relevant rate for the relevant period will be the rate in effect for the last preceding such period for which (1) or (2) was applicable;

"Life Policy" means each life insurance and/or assurance policy which serves as collateral security for the repayment of a Mortgage Loan;

"Lloyds TSB" means Lloyds TSB Bank plc;

"Lloyds TSB Collection Account" means the account in the name of Northern Rock as Administrator (sort code 30/00/02, account number 0893639) held with Lloyds TSB Bank plc and maintained subject to the terms of the Collection Bank Agreement or such additional or replacement account as may for the time being be in place;

"Loan Repurchase Notice" means the notice served upon the Seller by the Mortgages Trustee or upon the Mortgages Trustee by the Seller requiring the repurchase by or re-transfer to (pursuant to Clause 8.4 (Repurchase) of the Mortgage Sale Agreement) or purchase by or transfer to (pursuant to Clause 8.5 (Purchase of Product Switches, Further Advances and purchases relating to Personal Secured Loans) of the Mortgage Sale Agreement) the Seller of specified Mortgage Loans and their Related Security, as set forth in Schedule 7 to the Mortgage Sale Agreement;

"London Business Day" means a day (other than a Saturday or Sunday or public holiday) on which banks are generally open for business in London;

"London Stock Exchange" means at any time the London Stock Exchange plc or any other Person which at that time administers and manages the primary market in the United Kingdom upon which the Notes are formally admitted for public trading;

"Losses" means the realised losses experienced on the Mortgage Loans which are in the Mortgages Portfolio;

"Losses Ledger" means the ledger of such name created and maintained by the Cash Manager in the name of the Mortgages Trustee pursuant to the Cash Management Agreement to record the Losses on the Mortgage Portfolio;

"LTV ratio" or "loan-to-value ratio" means , in respect of any Mortgage Loan assigned to the Mortgages Trust, the ratio of the outstanding balance of such Mortgage Loan to the value of the Mortgaged Property securing such Mortgage Loan; and in respect of the Seller's decision as to whether to make a mortgage loan to a prospective borrower and for purposes of determining whether a MIG Policy is necessary in connection with a mortgage loan, the ratio of the outstanding balance of such mortgage loan to the lower of the purchase price or valuation of the mortgages property securing such mortgage loan as determined by the relevant valuation by the Seller;

"LTV tests" mean two tests which assign a credit enhancement value (i) to each Mortgage Loan in the Mortgage Portfolio based on its current LTV ratio and the amount of mortgage indemnity cover on that Mortgage Loan, and (ii) calculated to include any related unsecured portion of a Mortgage Loan in respect of the Together product based on its current LTV ratio and the amount of mortgage indemnity cover on that mortgage loan. The weighted average credit enhancement value of the Mortgage Portfolio is then determined;

"Mandates" means the resolutions, instructions and signature authorities relating to any of the Barclays Collection Account, the Lloyds TSB Collection Account, the Mortgages Trustee Bank Accounts, the Funding Bank Accounts and the Issuer Transaction Accounts in the respective forms agreed between the relevant parties from time to time in accordance with the Collection Bank Agreement, the Bank Account Agreement, the relevant Funding (Issuer) Bank Account Agreement and the relevant Issuer Bank Account Agreement, as applicable;

"Master Definitions Schedule" means this Master Definitions Schedule signed for the purposes of identification by Brown & Wood and Clifford Chance Limited Liability Partnership on or about the Initial Closing Date, as the same may be amended, varied or supplemented from time to time, which is a schedule of the definitions used in the Transaction Documents;

"MHA Documentation" means an affidavit, consent or renunciation granted in terms of the Matrimonial Homes (Family Protection) (Scotland) Act 1981 in connection with a Scottish Mortgage or the Mortgaged Property secured thereby;

"MIG Policies" means the MIG insurance policy identified in paragraph 1 of
Schedule 4 (Insurance Contracts) to the Mortgage Sale Agreement and any endorsements or extensions thereto as issued from time to time and any additional, replacement or substitute MIG insurance policy which relates to the Mortgage Loans in the Mortgages Portfolio from time to time;

"Minimum Seller Share" means an amount included in the Initial Seller Share which is calculated in accordance with Clause 9.2 (Fluctuation of Minimum Seller Share on each Distribution Date) of the Mortgages Trust Deed and which, as at the Initial Closing Date is (GBP)50,000,000. The Minimum Seller Share may be recalculated in accordance with the Mortgages Trust Deed;

"Money Market Notes" means, in respect of any Issuer, the Money Market Notes as defined in the relevant Issuer Master Definitions Schedule and eligible for purchase by money market funds under Rule 2a-7 of the US Investment Company Act of 1940, as amended;

"Monthly Payment" means, in respect of a Mortgage Loan, the amount which the applicable Mortgage Conditions require a Borrower to pay on a Monthly Payment Date in respect of such Mortgage Loan;

"Monthly Payment Date" means, in respect of a Mortgage Loan, the date in each month on which the relevant Borrower is required to make a payment of interest and, if applicable, principal, in respect of such Mortgage Loan, as required by the applicable Mortgage Conditions;

"Moody's" means Moody's Investors Services Inc. and includes any successor to its rating business;

"Mortgage" means (i) in respect of any Mortgage Loan in the Mortgage Portfolio (other than Personal Secured Loans), the first priority charge by way of legal mortgage (in relation to English Mortgage Loans) or first ranking standard security (in relation to Scottish Mortgage Loans), in each case which secures the repayment of that Mortgage Loan including the Mortgage Conditions applicable to it; and (ii) in respect of any Personal Secured Loan in the Mortgage Portfolio, the second priority legal charge over English Properties or the second ranking standard security over Scottish Properties;

"Mortgage Account" means as the context requires (i) all Mortgage Loans secured on the same

Mortgaged Property and thereby forming a single mortgage account or (ii) an account maintained by the Administrator in respect of a particular Mortgage Loan to record all amounts due in respect of that Mortgage Loan (whether by way of principal, interest or otherwise) and all amounts received in respect thereof;

"Mortgage Conditions" means, in relation to a Mortgage Loan, the terms and conditions applicable to that Mortgage Loan and its Related Security as set out in the relevant Seller's "Mortgage Conditions" booklet and the Seller's relevant general conditions from time to time as varied by the relevant Mortgage Loan Agreement and the relevant Mortgage Deed, and any variation or supplement thereto;

"Mortgage Deed" means, in relation to each Mortgage, the deed creating such Mortgage including, unless the context otherwise requires, the Mortgage Conditions applicable thereto;

"Mortgage Loan" means unless specified otherwise any mortgage loan and any Permitted Replacement Mortgage Loan which is sold and assigned by the Seller to the Mortgages Trustee from time to time pursuant to the terms of the Mortgage Sale Agreement and referenced by its mortgage loan identifier number and comprising the aggregate of all principal sums, interest, costs, charges, expenses and other monies (including all Further Advances) due or owing with respect to that Mortgage Loan under the relevant Mortgage Conditions by a Borrower on the security of a Mortgage from time to time outstanding or, as the context may require, the Borrower's obligations in respect of the same;

"Mortgage Loan Agreement" means, in relation to any Mortgage Loan, the agreement, facility letter or accepted offer of advance pursuant to which the monies secured by the relevant Mortgage were advanced to the Borrower (as varied from time to time in accordance with the applicable Mortgage Conditions and including any modifying agreement within the meaning of Section 82 of the Consumer Credit Act 1974 insofar as it relates to that Mortgage Loan);

"Mortgage Loan Files" means, in relation to each Mortgage Loan, the file or files (including files kept in microfiche format or similar electronic data retrieval system) containing correspondence between the Borrower and the Seller and including the Standard Mortgage Documentation applicable to that Mortgage Loan, each letter of offer in respect of such Mortgage Loan and other relevant documents;

"Mortgage Portfolio" means, on any particular date, the combined Initial Mortgage Portfolio and any New Mortgage Portfolio which has been sold and assigned to the Mortgages Trustee on such date pursuant to the Mortgage Sale Agreement, taking account of, among other things, the addition and/or removal of any Mortgage Loans to or from that portfolio from the relevant Closing Date but excluding any Mortgage Loan and its Related Security which has been redeemed in full or repurchased by the Seller pursuant to Clause 8 (Warranties and Repurchase by the Seller) of the Mortgage Sale Agreement;

"Mortgage Rate" means the rate at which interest accrues on a Mortgage Loan from time to time;

"Mortgage Sale Agreement" means the mortgage sale agreement entered into on or about the Initial Closing Date among the Seller, the Mortgages Trustee, Funding and the Security Trustee in relation to the assignment from time to time of the Mortgage Portfolio to the Mortgages Trustee as may be amended, restated, novated, varied or supplemented from time to time and shall include any additional and/or replacement mortgage sale agreement entered into by such parties from time to time in accordance with the Transaction Documents;

"Mortgage Terms" means, in relation to a Mortgage Loan and the relevant Mortgage, the applicable Mortgage Conditions;

"Mortgaged Property" means, in relation to any Mortgage Loan, the freehold or leasehold property in England and Wales or (as applicable) the heritable or long leasehold property in Scotland and, in each case, all rights and security attached or appurtenant or related thereto and all buildings and fixtures thereon which are subject to the Mortgage securing repayment of such Mortgage Loan;

"Mortgagee" means, in relation to any Mortgage Loan, the person for the time being entitled to exercise the rights of the mortgagee or (in Scotland) Heritable Creditor under the relevant Mortgage securing repayment of such Mortgage Loan;

"Mortgages Trust" means the bare trust of the Trust Property as to both capital and income, held by the Mortgages Trustee on trust absolutely for Funding (as to the Funding Share) and the Seller (as to the Seller Share) pursuant to the Mortgages Trust Deed so that each Beneficiary has an undivided beneficial interest therein;

"Mortgages Trust Deed" means the mortgages trust deed entered into among the Mortgages Trustee, Funding and the Seller on 26 March 2001 as may be amended, restated, novated, varied or supplemented from time to time and shall include any additional and/or replacement mortgage trust deed entered into by such parties from time to time in accordance with the Transaction Documents;

"Mortgages Trustee" means Granite Finance Trustees Limited, a company incorporated with limited liability under the laws of Jersey, registered number 79309;

"Mortgages Trustee Available Revenue Receipts" means on any Distribution Date an amount equal to the aggregate of (in each case in the period prior to the end of the immediately preceding Trust Calculation Period):

(a) Revenue Receipts received by the Mortgages Trustee (which shall include, in respect of any Non-Flexible Mortgage Loan only, the amount of any Overpayment made by the Borrower in respect of such Mortgage Loan as is equal to the amount of any Underpayment of interest made by such Borrower in respect of such Mortgage Loan in the immediately preceding Trust Calculation Period provided that such Underpayment of interest is made prior to 31 December in the year in which such Overpayment is received from the Borrower),

(b) interest payable to the Mortgages Trustee on the Mortgages Trustee Bank Accounts, which will be received on or prior to the relevant Distribution Date, and

(c) any Contribution paid by the Seller to the Mortgages Trustee to fund any Non-Cash Re-Draw in respect of any Flexible Mortgage Loan,

     less

(d)  Third Party Amounts, and

(e) amounts distributed on each previous Distribution Date in accordance with the Mortgages Trust Distribution of Revenue Receipts

PROVIDED THAT Revenue Receipts in paragraph (a) above shall for this purpose include such amount of any Overpayment made by a Borrower in respect of a Non-Flexible Mortgage Loan and standing to the credit of the Overpayments Ledger as is applied on such date in reduction of any

Underpayment of Interest made by such Borrower in respect of such Mortgage Loan in the immediately preceding Trust Calculation Period (provided that such Underpayment of Interest is made prior to 31 December in the year in which such Overpayment is received from the Borrower) in accordance with Clause 13.1 (Non-Flexible Mortgage Loans) of the Mortgages Trust Deed;

"Mortgages Trustee Bank Accounts" means the Mortgages Trustee Transaction Account and the Mortgages Trustee GIC Account;

"Mortgages Trustee Collection Accounts Amounts" means all amounts from time to time standing to the credit of the Collection Accounts to the extent that such amounts represent payments into the Collection Accounts of sums derived or resulting from the Mortgage Loans and their Related Security sold to the Mortgages Trustee pursuant to the Mortgage Sale Agreement;

"Mortgages Trustee Distribution of Principal Receipts" means the order in which the Cash Manager will apply the Mortgages Trustee Principal Receipts on each Distribution Date, as set forth in Clause 11 (Distribution of Principal Receipts) of the Mortgages Trust Deed;

"Mortgages Trustee Distribution of Revenue Receipts" means the order in which the Cash Manager will apply the Mortgages Trustee Available Revenue Receipts on each Distribution Date, as set forth in Clause 10 (Distribution of Revenue Receipts) of the Mortgages Trust Deed;

"Mortgages Trustee GIC Account Mandate" means the resolutions, instructions and signature authorities relating to the Mortgages Trustee GIC Account substantially in the form set out in Schedule 1 to the Bank Account Agreement;

"Mortgages Trustee GIC Account" means the account in the name of the Mortgages Trustee (sort code 30/16/63, account number 27034016) held at Lloyds TSB plc, Jersey International Branch, 4 Bond Street, St Helier, Jersey JE4 8ZE, Channel Islands and maintained subject to the terms of Mortgages Trustee Guaranteed Investment Contract and the Bank Account Agreement and such additional or replacement bank accounts of the Mortgages Trustee as may for the time being be in place with the prior consent of the Security Trustee including, on and after 26 May 2004, the account in the name of the Mortgages Trustee (sort code 30-00-59, account number 00000000, reference 1322000) held at Northern Rock;

"Mortgages Trustee GIC Provider" means:

(a) up to 26 May 2004, Lloyds TSB Bank plc, Jersey International Branch, 25 New Street, St. Helier, Jersey JE4 8ZE, Channel Islands, and

(b)  from (and including) 26 May 2004, Northern Rock,

(provided that during the period 26 May 2004 to the Distribution Date falling in June 2004, the term "Mortgages Trustee GIC Provider" shall mean both Lloyds TSB Bank plc, Jersey International Branch and Northern Rock, unless the context admits otherwise) or such other person or persons as are for the time being the GIC provider to the Mortgages Trustee under the Mortgages Trustee Guaranteed Investment Contract;

"Mortgages Trustee Guaranteed Investment Contract" means the guaranteed investment contract dated on or about the Initial Closing Date between the Mortgages Trustee, the Mortgages Trustee GIC Provider, the Security Trustee and the Cash Manager under which the Mortgages Trustee GIC Provider agrees to pay the Mortgages Trustee a guaranteed rate of interest on the balance of the Mortgages Trustee GIC Account from time to time as may be amended, restated, novated, varied or supplemented from time to time and shall include any additional and/or replacement guaranteed investment contract entered into by the Mortgages Trustee from time to time in accordance with the Transaction Documents;

"Mortgages Trustee Ledgers" means all of the ledgers as are required to be maintained pursuant to Clause 15 (Ledgers) of the Mortgages Trust Deed;

"Mortgages Trustee Principal Priority of Payments" means the order in which the Cash Manager will apply the Mortgages Trustee Principal Receipts on each Distribution Date, as set forth in Clause 11 (Distribution of Principal Receipts) of the Mortgages Trust Deed;

"Mortgages Trustee Principal Receipts" means, on any Distribution Date, any Mortgages Trustee Retained Principal Receipts plus the Principal Receipts received by the Mortgages Trustee in the immediately preceding Trust Calculation Period which may be distributed, subject to Clause 13
(Overpayments) of the Mortgages Trust Deed, in accordance with Clause 11 of the Mortgages Trust Deed;

"Mortgages Trustee Priority of Payments" means, as applicable, the Mortgages Trustee Revenue Priority of Payments or the Mortgages Trustee Principal Priority of Payments;

"Mortgages Trustee Retained Principal Receipts" means on a Seller Share Event Distribution Date, the Mortgages Trustee Principal Receipts which are not distributed to the Seller by the Cash Manager and which are instead deposited into the Mortgages Trustee GIC Account pursuant to the Mortgages Trust Deed;

"Mortgages Trustee Revenue Priority of Payments" means the order in which the Cash Manager will apply the Mortgages Trustee Available Revenue Receipts on each Distribution Date, as set forth in Clause 10 (Distribution of Revenue Receipts) of the Mortgages Trust Deed;

"Mortgages Trustee Transaction Account" means the account in the name of the Mortgages Trustee (sort code 30/16/63, account number 27033010) held at the Account Bank and maintained subject to the terms of the Bank Account Agreement, or such additional or replacement bank account of the Mortgages Trustee as may for the time being be in place;

"Mortgages Trustee Transaction Account Mandate" means the resolutions, instructions and signature authorities relating to the Mortgages Trustee Transaction Account substantially in the form set out in Schedule 1 to the Bank Account Agreement;

"New Closing Date" means the date of any issue of New Notes by a New Issuer;

"New Funding Secured Creditor" means any person identified as such in any Deed of Accession executed pursuant to the Funding Deed of Charge by such person and the other parties thereto;

"New Intercompany Loan" means a loan of the net proceeds of any issue of New Notes, such loan being advanced to Funding by a New Issuer pursuant to the terms of a New Intercompany Loan Agreement;

"New Intercompany Loan Agreement" means a new intercompany loan agreement entered into between Funding and a New Issuer in relation to a New Intercompany Loan;

"New Issuer" means a new wholly-owned subsidiary of Funding, which is established to issue New Notes and to make a New Intercompany Loan to Funding;

"New Mortgage Loans" means Mortgage Loans, other than the Initial Mortgage Loans, which the

Seller may sell and assign, from time to time, to the Mortgages Trustee after the Initial Closing Date pursuant to the Mortgage Sale Agreement;

"New Mortgage Portfolio" means any portfolio of Mortgage Loans and their Related Security which are sold and assigned to the Mortgages Trustee on or about the relevant Assignment Date, particulars of which are set out in the Schedule to each New Mortgage Portfolio Notice delivered pursuant to the Mortgage Sale Agreement but excluding any such Mortgage Loan and its Related Security which has been redeemed in full on or before the relevant Assignment Date, and (subject where applicable to the subsisting rights of redemption of the Borrowers) all right, title, interest and benefit of the Seller in and to:

(a) all sums of principal, interest (including, for the avoidance of doubt, all Accrued Interest, Arrears of Interest and Capitalised Arrears) and any other sum due or to become due under or in respect of such Mortgage Loans and their Related Security on or after such Closing Date and all sums of interest and other sums payable (but not paid before such Closing
     Date) in respect of any period before such Closing Date and including, without limitation, the right to demand, sue for, recover and give receipts for all such principal, interest or other amounts, the right to sue on all covenants and undertakings made or expressed to be made in favour of the Seller under the applicable Mortgage and all sums due or to become due in respect of any Early Repayment Charge;

(b) the benefit of all securities for such principal, interest and other sums payable (including without limitation any interest of the Seller in any Life Policy), the benefit of all Deeds of Consent, MHA Documentation and Deeds of Postponement, any Guarantee in respect of such Mortgage Loan or any other collateral security for the repayment of the relevant Mortgage Loans secured by the Mortgages;

(c) the right to exercise all the powers of the Seller in relation thereto subject to and in accordance with the relevant Mortgage Conditions;

(d) all the estate and interest in the Mortgaged Properties in relation thereto vested in the Seller;

(e) to the extent they are assignable, each Certificate of Title and Valuation Report and any right of action of the Seller against any solicitor, valuer or other person in connection with any report, valuation, opinion, certificate or other statement of fact or opinion given in connection with any Mortgage Loan and its Related Security in that portfolio of Mortgage Loans, or any part thereof or affecting the decision of the Seller to make or offer to make the relevant Mortgage Loan or part thereof;

(f) the Buildings Policies and Insurance Contracts, in each case so far as they relate to such Mortgage Loans comprised in that portfolio of Mortgage Loans and their Related Security, including the right to receive the proceeds of all claims made or to be made by or on behalf of the Seller or to which the Seller is or may become entitled;

(g) the MIG Policies, so far as they relate to such Mortgage Loans comprised in that portfolio of Mortgage Loans and their Related Security, including the right to receive of all claims made or to be made by or on behalf of the Seller or to which the Seller is or may become entitled;

"New Notes" means the notes issued and/or to be issued by the New Issuers to investors;

"New Start-Up Loan" means a start-up loan made by a New Start-Up Loan Provider to Funding under a New Start-Up Loan Agreement;

"New Start-Up Loan Agreement" means any new start-up loan agreement entered into from time to time between Funding and a New Start-Up Loan Provider pursuant to which a New Start-Up Loan is advanced to Funding;

"New Start-Up Loan Provider" means the lender under any New Start-Up Loan Agreement;

"New Trust Property" means, as the context requires, each New Mortgage Portfolio from time to time sold and assigned by the Seller to the Mortgages Trustee or as of any Closing Date the New Mortgage Portfolio sold and assigned to the Mortgages Trustee on such date or as of any Distribution Date, any and all New Mortgage Portfolios assigned by the Seller to the Mortgages Trustee during the immediately preceding Trust Calculation Period;

"New York Business Day" means a day (other than a Saturday or a Sunday or public holiday) on which banks are generally open in the city of New York;

"Non-Asset Trigger Event" means the occurrence of any of the following events:

(a)  an Insolvency Event occurs in relation to the Seller;

(b) the role of the Seller as Administrator under the Administration Agreement is terminated and a new Administrator is not appointed within 60 days; or

(c) on the Distribution Date immediately succeeding a Seller Share Event Distribution Date, the Current Seller Share is equal to or less than the Minimum Seller Share (determined using the amounts of the Current Seller Share and Minimum Seller Share that would exist after making distributions of Mortgages Trustee Principal Receipts due on that Distribution Date on the basis that the Cash Manager assumes that those Mortgages Trustee Principal Receipts are distributed in the manner described under the Mortgages Trustee Principal Priority of Payments set forth in Clause 11.1 of the Mortgages Trust Deed;

"Non-Cash Re-Draw" means an Authorised Underpayment or a Payment Holiday under a Flexible Mortgage Loan included in the Mortgages Trust, which will result in the Seller being required to pay to the Mortgages Trustee an amount equal to the Unpaid Interest associated with that Authorised Underpayment or Payment Holiday;

"Non-Cash Re-Draws Sub Ledger" means the sub-ledger of the Re-Draws Ledger, which will be established by the Cash Manager on the Initial Closing Date in order to record any Non-Cash Re-Draws made with respect to Flexible Mortgage Loans;

"Non-Flexible Mortgage Loan" means a Mortgage Loan other than a Flexible Mortgage Loan;

"Non-Flexible Overpayments Sub Ledger" means the sub-ledger of the Overpayments Ledger corresponding to Non-Flexible Mortgage Loans, which will be established by the Cash Manager on the Initial Closing Date in order to record any Overpayments made with respect to Non-Flexible Mortgage Loans;

"Non-Flexible Underpayments Ledger" means the ledger maintained by the Cash Manager in the name of the Mortgages Trustee pursuant to the Cash Management Agreement to record any Underpayments made with respect to Non-Flexible Mortgage Loans in the Mortgages Trust from time to time;

"Northern Rock Collection Accounts Amounts" means all amounts from time to time standing to the credit of the Collection Accounts to the extent that such amounts represent payments into the Collection Accounts of sums derived or resulting from mortgage loans originated by Northern Rock which have not been sold to the Mortgages Trustee pursuant to the Mortgage Sale Agreement;

"Northern Rock" means Northern Rock plc (registered number 3273685), a public limited company incorporated under the laws of England and Wales, whose registered office is at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL;

"Note Determination Date" means, in relation to the First Issuer, the First Issuer Note Determination Date and in relation to any New Notes, the Distribution Date immediately preceding the Payment Date;

"Note Enforcement Notice" means, in relation to the First Issuer, the First Issuer Note Enforcement Notice and in relation to any New Issuer, a notice issued by the Note Trustee to such Issuer and the Security Trustee declaring the Notes issued by such Issuer or any class of such Notes to be due and repayable pursuant to Conditions of such New Notes;

"Note Event of Default" means, in relation to the First Issuer, a First Issuer Note Event of Default and in relation to any New Issuer, the occurrence of an event of default by the relevant Issuer as specified in the relevant Conditions of the Notes issued by such New Issuer;

"Noteholders" means, in relation to the First Issuer Notes, the Class A Noteholders, the Class B Noteholders and the Class C Noteholders or any of them and, in relation to any New Notes, the holders for the time being of such New Notes;

"Note Principal Payment" means the principal amount redeemable from time to time on each Note in accordance with the Conditions;

"Notes" means in relation to the First Issuer, the First Issuer Notes and, in relation to any New Issuer, the New Notes issued by such New Issuer;

"Note Trustee" means The Bank of New York, or such person or persons for the time being acting as note trustee or trustees under the Trust Deeds relating to the Notes;

"Offer Conditions" means the terms and conditions applicable to a specified Mortgage Loan as set out in the relevant offer letter to the Borrower;

"Official List" means the Official List maintained by the UK Listing
Authority;

"Operating Agreements" means the Administration Agreement, the Mortgage Sale Agreement, the Seller's Power of Attorney and the Mortgages Trust Deed;

"Option Exercise Date" means the date on which the Post-Enforcement Call Option Holder exercises its option to acquire all of the Notes outstanding as at such date, together with accrued interest thereon;

"Outstanding Principal Balance" means:

(a) in relation to any Note and as of any date, means the unpaid principal balance of that Note at such date; and

(b) in relation to any Intercompany Loan and as of any date, means the unpaid principal balance of that Intercompany Loan at such date;

"Overpayment" means in respect of any Mortgage Loan, any additional amounts of Principal

Receipts received in a month above the regular, scheduled Monthly Payment, paid by the relevant Borrower which (a) is permitted by the terms of such Mortgage Loan or by agreement with the Borrower and (b) reduces the Current Balance of such Mortgage Loan;

"Overpayments Ledger" means the ledger of such name maintained by the Cash Manager in the name of the Mortgages Trustee pursuant to the Cash Management Agreement to record Overpayments on Mortgage Loans in the Mortgages Trust from time to time which ledger will be sub-divided into two sub ledgers: (i) the Non-Flexible Overpayments Sub Ledger corresponding to Overpayments made on Non-Flexible Mortgage Loans, and (ii) the Flexible Overpayments Sub Ledger corresponding to Overpayments made on Flexible Mortgage Loans;

"Paying Agent and Agent Bank Agreement" means, in relation to the First Issuer, the First Issuer Paying Agent and Agent Bank Agreement and, in relation to any New Issuer, has the meaning specified under the relevant Issuer Transaction Documents;

"Paying Agents" means in relation to the First Issuer, the Principal Paying Agent and the US Paying Agent initially appointed as paying agents pursuant to the First Issuer Paying and Agent Bank Agreement and, in relation to any New Issuer, the Principal Paying Agent and US Paying Agent appointed pursuant to the Paying Agent and Agent Bank Agreement relating to that New Issuer or, if applicable, any successor paying agents;

"Payment Date" means (i) in relation to any Group 1 Issuer, the twentieth day of July, October, January and April in each year or, if such day is not a Business Day, the next succeeding Business Day, and (ii) in relation to any Group 2 Issuer, the twentieth day of March, June, September and December or, if such day is not a Business Day, the next Succeeding Business Day;

"Payment Holiday" means, in respect of any Flexible Mortgage Loan, a period of one or more Monthly Payment Dates when the relevant Borrower under such Mortgage Loan is permitted by the Seller in accordance with the relevant Mortgage Conditions not to make its regular Monthly Payment;

"Perfection" means the perfection of the assignment and assignation of the Mortgage Portfolio pursuant to and in accordance with Clause 6 (Perfection of the Assignment) of the Mortgage Sale Agreement;

"Perfection Date" means the date of any Perfection;

"Perfection Event" means any of the events specified in Clause 6.1 (Perfection Events) of the Mortgage Sale Agreement;

"Permitted Product Switch" means any variation in the financial terms and conditions of a Mortgage Loan in which a Borrower exchanges its then-current Mortgage Loan product for a different mortgage loan product offered by the Seller or (in limited circumstances) the Administrator from time to time, provided that such new mortgage loan for which the prior Mortgage Loan is to be exchanged is a Permitted Replacement Mortgage Loan, and further provided that no such product switch shall be permitted unless at the date of such product switch each of the conditions set out in Clause 4.2 (Conditions to Effecting an Assignment of New Mortgage Loans) of the Mortgage Sale Agreement is satisfied (save to the extent that conditions (a), (c), (k), (n) and (o) of such Clause must only be satisfied on the most recent Assignment Date for the assignment of New Mortgage Loans to the Mortgages Trust);

"Permitted Replacement Mortgage Loan" means a mortgage loan (i) that is subject to a variable rate of interest, (ii) that has a Maturity Date prior to January 2039, and (iii) upon which the related

Borrower has made at least one Monthly Payment;

"Person" means a reference to any person, individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organisation, governmental entity or other entity of similar nature (whether or not having separate legal personality);

"Personal Secured Loan" means a Mortgage Loan for unrestricted purposes offered to a Borrower who has an existing Mortgage Loan (other than a Personal Secured Loan) with the Seller, which is secured on the same Mortgaged Property which secures the Borrower's existing Mortgage Loan. Certain Personal Secured Loans permit the Borrower to make Further Draws up to the fixed amount of credit extended under the related Mortgage Conditions at the inception of the Personal Secured Loan;

"Post-Enforcement Call Option Agreement" means the post-enforcement call option agreement entered into on or about a Closing Date between the relevant Issuer, the relevant Post-Enforcement Call Option Holder, the Note Trustee and the Note Depository;

"Post-Enforcement Call Option Holder" means, in respect to the First Issuer, GPCH Limited, a company incorporated with limited liability under the laws of England and Wales, registered number 4128437, or such other person or persons for the time being acting as post-enforcement call option holder under the relevant Post-Enforcement Call Option Agreement, and, in relation to any New Issuer, has the meaning specified under the relevant Issuer Master Definitions Schedule;

"Potential Intercompany Loan Event of Default" means the occurrence of any event which with the giving of notice, any relevant certificate, the lapse of time or fulfilment of any other condition (or any combination of the foregoing) would become an Intercompany Loan Event of Default;

"Potential Note Event of Default" means any condition, event or act which with the lapse of time and/or the giving of any notice and/or determination of materiality and/or fulfilment of any similar condition would constitute a Note Event of Default;

"Previous Intercompany Loan" means a loan made by any Previous Issuer to Funding on the Closing Date relating to such Previous Issuer under the relevant Previous Intercompany Loan Agreement;

"Previous Intercompany Loan Agreement" means an intercompany loan agreement entered into on the relevant Closing Date between, among others, Funding and a Previous Issuer;

"Previous Issuer" means a wholly-owned subsidiary of Funding, which was established to issue Previous Issuer Notes and to make a Previous Issuer Intercompany Loan to Funding;

"Previous Issuer Notes" means the notes issued by any Previous Issuer;

"Previous Start-up Loan" means the start-up loan that any Previous Start-up Loan Provider made available to Funding on the Closing Date relating to such Previous Issuer pursuant to the relevant Previous Start-up Loan Agreement;

"Previous Start-up Loan Agreement" means a start-up loan agreement entered into on the relevant Closing Date as amended from time to time between Funding, the Previous Start-up Loan Provider and the Security Trustee;

"Previous Start-up Loan Provider" means Northern Rock in its capacity as start-up loan provider under the relevant Previous Start-up Loan Agreement;

"Principal Deficiency Ledger" means, in relation to any Issuer, the ledger of such name maintained by the Issuer Cash Manager pursuant to the Issuer Cash Management Agreement, comprising such sub-ledgers as relate to the classes of Notes of differing ratings issued by such Issuer as contemplated in the relevant Issuer Cash Management Agreement;

"Principal Distribution" means, in relation to the Mortgages Trust, any distribution by the Mortgages Trustee to any Beneficiary pursuant to Clause 11 (Distribution of Principal Receipts) or Clause 6.3 (Special Distribution) of the Mortgages Trust Deed;

"Principal Directions" means, with respect to the Security Trustee, the directions of the Note Trustee(s) for the Holders of the highest ranking class of Notes outstanding (meaning the Class A Notes for so long as there are Class A Notes outstanding and thereafter, the Class B Notes so long as there are no Class A Notes outstanding and thereafter, the Class C Notes so long as there are neither Class A Notes nor Class B Notes outstanding and thereafter, the Class D Notes for so long as there are no Class A Notes, Class B Notes nor Class C Notes outstanding;

"Principal Ledger" means the ledger maintained by the Cash Manager in the name of the Mortgages Trustee pursuant to the Cash Management Agreement to record any Mortgages Trustee Retained Principal Receipts plus the Principal Receipts on the Mortgage Loans and distributions of such Principal Receipts to the Seller and Funding on each Distribution Date;

"Principal Receipts" means, in relation to the Mortgages Trustee, any payment in respect of principal received in respect of any Mortgage Loan, whether as all or part of a Monthly Payment in respect of such Mortgage Loan, on redemption (including partial redemption) of such Mortgage Loan, on enforcement or on the disposal of such Mortgage Loan or otherwise (including payments pursuant to any Insurance Policy)(and which may include the amount of any Overpayment in respect of any Non-Flexible Mortgage Loan, but only to the extent permitted by Clause 13.1 (Non-Flexible Mortgage Loans) of the Mortgages Trust Deed, and which also may include the amount of any Further Contribution made by Funding from time to time) and in relation to any distributions of Principal Receipts which have been or are to be made on a Distribution Date, Principal Receipts shall mean Mortgages Trustee Principal Receipts;

"Proceedings" means any suit, action or proceedings arising out of or in connection with any of the Transaction Documents;

"Product Switch" means a variation to the financial terms and conditions of any Mortgage Loan but excluding:

(a) any variation in the financial terms and conditions of a Mortgage Loan involving a Permitted Product Switch;

(b) variation agreed with a Borrower to control or manage arrears on a Mortgage Loan;

(c) variation in the maturity date of a Mortgage Loan unless, while the First Issuer Intercompany Loan is outstanding, it is extended beyond January 2039;

(d)  variation imposed by statute;

(e) variation of the rate of interest payable in respect of Mortgage Loan where that rate is offered to the Borrowers of more than 10 per cent. by Current Balance of Mortgage Loans comprised in the Trust Property in any Interest Period;

(f)  a change between interest-only and repayment Mortgage Loans;

(g)  a transfer of equity; and/or

(h) a release of a party to a Mortgage Loan or a release of part of the land subject to the Mortgage;

"Properties in Possession Policy" means the properties in possession insurance policy identified in paragraph 2(e) of Schedule 4 (Insurance Contracts) to the Mortgage Sale Agreement and any endorsements or extensions thereto as issued from time to time and any additional, replacement or substitute properties in possession insurance policy which relates to Mortgage Loans in the Mortgages Trust from time to time;

"PS/FA/PSL Event" means the occurrence of either (i) confirmation from Northern Rock that it will purchase the relevant Mortgage Loans which are subject to any Further Advances or Product Switches (other than Re-Fixed Mortgage Loans) in accordance with Clause 8.5 (Purchase of Product Switches and Further Advances and purchases related to Personal Secured Loans) under the Mortgage Sale Agreement, (ii) any Mortgage Loan becoming a Re-Fixed Mortgage Loan, or (iii) Northern Rock making a Personal Secured Loan to the Borrower of a Mortgage Loan;

"Purchase Price" means:

(a) in respect of the Initial Mortgage Portfolio, the amount payable therefor by the Mortgages Trustee pursuant to Clause 3.2 (Purchase Price) of the Mortgage Sale Agreement; and

(b) in respect of each New Mortgage Portfolio, the amount payable therefor by the Mortgages Trustee pursuant to Clause 4.5 (Purchase Price) of the Mortgage Sale Agreement;

"Rating Agencies" means S&P, Moody's and Fitch, and "Rating Agency" means any of them;

"Receiver" means, in relation to the Funding Deed of Charge, any person or persons appointed (and any additional person or persons appointed or substituted) as an administrative receiver, receiver, manager, or receiver and manager of the Funding Charged Property by the Security Trustee pursuant the Funding Deed of Charge and in relation to any Issuer Deed of Charge, any person or persons appointed (and any additional person or persons appointed or substituted) pursuant thereto by the Note Trustee as an administrative receiver, receiver, manager, or receiver and manager of the property charged or secured under such Issuer Deed of Charge;

"Re-Draw" means either a Cash Re-Draw or a Non-Cash Re-Draw;

"Re-Draws Ledger" means the ledger maintained by the Cash Manager in the name of the Mortgages Trustee pursuant to the Cash Management Agreement to record Re-Draws on Flexible Mortgage Loans in the Mortgages Trust from time to time which ledger shall be sub-divided into two sub ledgers: (i) the Non-Cash Re-Draws Sub Ledger corresponding to Non-Cash Re-Draws and (ii) the Cash Re-Draws Sub Ledger corresponding to Cash Re-Draws;

"Re-Fixed Mortgage Loan" means, as at any given date, a Mortgage Loan which on or before such date had been a Fixed Rate Mortgage Loan in respect of which the fixed period by reference to which the relevant fixed interest was charged had come to an end, but as at or before that such date, the interest charged under such Mortgage Loan was again fixed for a further fixed period by the Seller or the Administrator as the case may be (following an election by the Borrower) in accordance with the original terms of the Fixed Rate Mortgage Loan;

"Registered Land" means land in England or Wales, title to which is registered at H.M. Land Registry;

"Registered Transfer" means, in relation to Registered Land, a deed of transfer of a Mortgage or Mortgages over registered land in the form referred to in paragraph (a) of Clause 6.3 (Transfer Documents) of the Mortgage Sale Agreement with such modifications as may be permitted from time to time in accordance with such Clause;

"Registers of Scotland" means the Land Register of Scotland and/or the General Register of Sasines;

"Reg S" means Regulation S under the United States Securities Act of 1933, as amended;

"Reg S Global Note Certificates" or "Regulation S Global Note Certificates" means the Global Note Certificates in registered form representing the Reg S Notes;

"Reg S Individual Note Certificates" or "Regulation S Individual Note Certificates" means the Individual Note Certificates in registered form representing the Reg S Notes;

"Reg S Notes" means generally all Notes which are issued pursuant to Reg S and in relation to an Issuer means the Notes issued or to be issued by that Issuer pursuant to Reg S;

"Regulations" means as the context may require either (i) the Unfair Terms in Consumer Contracts Regulations 1999 and/or, as applicable, the Unfair Terms in Consumer Contracts Regulations 1994 or (ii) the Regulations set out in
Schedule 2 to the First Issuer Paying Agent and Agent Bank Agreement;

"Related Security" means, in relation to a Mortgage Loan, the security for the repayment of such Mortgage Loan including the relevant Mortgage and all other documents, matters and things related thereto acquired and referred to as part of the Initial Mortgage Portfolio or, as the case may be, the New Mortgage Portfolio, sold to the Mortgages Trustee pursuant to the Mortgage Sale Agreement and which constitute all or part of the security for the payment of all sums due in respect of such Mortgage Loan, including for the avoidance of doubt, guarantees, MIG Policies and assignments and charges over Life Policies;

"Relevant Distribution" has the meaning given to it in Clause 4.2
(Consideration) of the Mortgages Trust Deed;

"Relevant Deposit Amount" means the sum of the following:

(a)  either:

     (i) prior to the Step-Up date in respect of any Notes (pursuant to the terms and conditions thereof) or if the Step-Up Date has occurred in respect of any Notes (pursuant to the terms and conditions thereof) and the option to redeem any Notes has been exercised by the applicable Issuer, an amount equal to:

          [the Funding Share of the Trust Property (as most recently calculated)/the Funding share of the Trust Property on the relevant Closing Date)] x [(the outstanding balance in the Funding Reserve Fund plus the outstanding balance in the Issuer Reserve Fund (each as most recently calculated)]; or

     (ii) if an Issuer does not exercise its option to redeem its notes on the relevant Step-Up Date pursuant to the terms and conditions thereof, an amount equal to:

          [the Funding Share of the Trust Property (as most recently calculated)/the Funding Share of the Trust property on the relevant Closing Date)] x [the outstanding balance in the Funding Reserve Fund plus the outstanding balance in the Issuer Reserve Fund (each as most recently calculated)] x 2;

(b) any amounts standing to the credit of the Funding GIC Account which will be applied on the next following payment date to pay amounts due under any Intercompany Loan which in turn will result in any Notes having ratings of "AAA", "AA", or "A-1+" from Standard & Poor's to be redeemed in whole or in part;

(c) any amounts standing to the credit of the Mortgages Trustee GIC Account which will be distributed to Funding on the next following Distribution Date and which will be applied by Funding on the next following Payment Date to pay amounts due under any Intercompany Loan which in turn will result in any Notes having ratings of "AAA", "AA", or "A-1+" from Standard & Poor's to be redeemed in whole or in part; and

(d) any other amounts standing to the credit of accounts maintained by the Mortgages Trustee. Funding or any Issuer with a bank and which would otherwise be required by Standard & Poor's to be rated "A-1+";

less any amounts invested in Authorized Investments or maintained in accounts at a bank rated at least "A-1+" by Standard & Poor's;

"Repayment Mortgage Loan" means a Mortgage Loan in respect of which the Borrower is under an obligation to the mortgagee to make monthly payments of principal so that the whole principal (in addition to interest) is repaid by the stated maturity date for that Mortgage Loan;

"Representations and Warranties" means the representations and warranties set out in Schedule 1 (Representations and Warranties) to the Mortgage Sale Agreement;

"Revenue Ledger" means the ledger maintained by the Cash Manager in the name of the Mortgages Trustee pursuant to the Cash Management Agreement to record Revenue Receipts received by the Mortgages Trustee and the payment of the same on each Distribution Date in accordance with the terms of the Mortgages Trust Deed;

"Revenue Receipts" means, in relation to the Mortgages Trustee, any payment received in respect of any Mortgage Loan, whether as all or part of a Monthly Payment in respect of such Mortgage Loan, on redemption (including partial redemption) of such Mortgage Loan, on enforcement of such Mortgage Loan (including the proceeds of sale thereof), on the disposal of such Mortgage Loan or otherwise (including payments pursuant to any Insurance Policy) which in any such case is not a Principal Receipt in respect of such Mortgage Loan;

"Right to Buy Mortgage Loan" means (i) in relation to an English Mortgage Loan, a Mortgage Loan in respect of which the "right to buy" provisions of the Housing Act 1985 apply (other than any Mortgage Loan in respect of which the period during which the statutory charge referred to in section 156 of that Act would have existed, had the relevant circumstances applied, has expired) and (ii) in relation to a Scottish Mortgage Loan, a Mortgage Loan in respect of which the "right to buy" provisions of the Housing (Scotland) Act 1987 apply (other than any Mortgage Loan in respect of the period during which the seller's standard security referred to in section 72 of that Act remains in effect has expired);

"Scottish Mortgage" means, in respect of any Mortgage Loan in the Mortgage Portfolio, a Mortgage secured over a Scottish Property;

"Scottish Mortgage Loan" means each Mortgage Loan secured by a Scottish
Mortgage;

"Scottish Property" means a Mortgaged Property situated in Scotland;

"Scottish Transfer" means an assignation of a Scottish Mortgage or Mortgages in the relevant form referred to in paragraphs (c) and (d) of Clause 6.3 (Transfer Documents) of the Mortgage Sale Agreement with such modifications as may be permitted from time to time in accordance with such Clause;

"Scottish Trust" means, collectively, the trusts declared and created in terms of each Scottish Trust Deed;

"Scottish Trust Deed" means a declaration of trust substantially in the form set out in Schedule 11 to the Mortgage Sale Agreement declared by the Seller in favour of the Mortgages Trustee over its whole right, title, benefit and interest in and to the Scottish Trust Property specified therein;

"Scottish Trust Property" has the meaning given to it in each Scottish Trust Deed and means, collectively, the whole trust property forming the subjects of each such Scottish Trust Deed;

"S&P" and "Standard & Poor's" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., and includes any successor to its rating business;

"SEC" means the United States Securities and Exchange Commission;

"Second Issuer" means Granite Mortgages 01-2 plc;

"Second Issuer Liquidity Required Amount" means an amount as of any Payment Date equal to the excess, if any, of 3% of the aggregate outstanding balance of the Notes on that Payment Date over amounts standing to the credit of the Issuer Reserve Fund on that Payment Date;

"Second Priority Funding Deed of Charge" means the deed of charge entered into on or about 28 January 2004 between Funding and the Security Trustee as may be amended, restated, novated, varied or supplemented from time to time;

"Securities Act" means the United States Securities Act of 1933, as amended;

"Security Documents" means the any Issuer Deed of Charge, the Funding Deed of Charge, and each Deed of Accession entered into pursuant to the Funding Deed of Charge, the Second Priority Funding Deed of Charge and any other security document entered into pursuant to any of the foregoing;

"Security Interest" or "Encumbrance" means any mortgage or sub mortgage, standard security, charge or sub charge (whether legal or equitable), encumbrance, pledge, lien, hypothecation, assignment or assignation by way of security or other security interest or title retention arrangement and any agreement, trust or arrangement having substantially the same economic or financial effect as any of the foregoing (other than a lien arising in the ordinary course of business or by operation of law);

"Security Power of Attorney for Funding" means the power of attorney granted by Funding in favour of the Security Trustee on the Initial Closing Date pursuant to the Funding Deed of Charge;

"Security Trustee" means, The Bank of New York, whose principal office is at 48th Floor, One Canada Square, London E14 5AL, or such other persons and all other persons for the time being acting as the security trustee or security trustees pursuant to the Funding Deed of Charge;

"Seller" means Northern Rock plc;

"Seller Share Event" means the event which will occur if, on a Distribution Date, (i) the result of the calculation of the Current Seller Share for such Distribution Date would be equal to or less than the Minimum Seller Share for such Distribution Date (determined using the amounts of the Current Seller

Share and Minimum Seller Share that would exist after making the distributions of Mortgages Trustee Principal Receipts due in that Distribution Date on the basis that the Cash Manager assumes that those Mortgages Trustee Principal Receipts are distributed in the manner described under the Mortgages Trustee Principal Priority of Payments set forth in Clause 11.1 of the Mortgages Trust Deed, and (ii) a Seller Share Event has not occurred on the immediately preceding Distribution Date;

"Seller Share Distribution Date" means a Distribution date on which a Seller Share Event occurs;

"Seller Share" means, prior to the first Distribution Date, the Initial Seller Share and thereafter, shall mean the Current Seller Share;

"Seller Share Ledger" means a ledger which shall record the Seller Share of the Trust Property and the Seller Share Percentage;

"Seller Share Percentage" means, prior to the first Distribution Date, the Initial Seller Share Percentage and thereafter shall mean the Current Seller Share Percentage;

"Seller's Policy" means the originating, lending and underwriting, administration, arrears and enforcement policies and procedures which are applied from time to time by the Seller to mortgage loans and the security for their repayment which are beneficially owned solely by the Seller and which may be amended by the Seller from time to time;

"Seller's Power of Attorney" means the power of attorney granted by the Seller in favour of Funding, the Mortgages Trustee and the Security Trustee on the Initial Closing Date, substantially in the form set out in Schedule 10 (Power of Attorney in favour of the Mortgages Trustee, Funding and the Security Trustee) to the Mortgage Sale Agreement;

"Series" in relation to any Notes issued by any Issuer has the meaning given to it in the relevant Issuer Master Definitions Schedule;

"Services" has the meaning set out in Clause 3.1 (General) of the Administration Agreement;

"Share Trust Deed" means the share trust deed dated 23 January 2001 between the Share Trustee and Holdings as has been and may be amended, restated, novated, varied or supplemented from time to time;

"Share Trustee" means The Law Debenture Intermediary Corporation P.L.C. as share trustee under the Share Trust Deed;

"Shortfall" or "Interest Rate Shortfall" means, as of any Payment Date and in respect of Funding, a deficiency of Funding Available Revenue Receipts over the amounts due by Funding under the Funding Pre-Enforcement Revenue Priority of Payments on such Payment Date, and, as of any Payment Date and in respect of any Issuer, the deficiency of Issuer Allocable Revenue Receipts over the amounts due by such Issuer under the relevant Issuer Pre-Enforcement Revenue Priority of Payments, as the context requires;

"Special Distribution" has the meaning given to it in Clause 6.3 (Special Distribution) of the Mortgages Trust Deed;

"Special Repayment Notes" means, in relation to the Second Issuer, the
(GBP)10,000,000 Series 2 Class D Floating Rate Notes issued by the Second Issuer and, in relation to any other Issuer, means any Series and/or class of Notes issued by such Issuer that are either:

(a)  interest only Notes; or

(b) Notes, the Outstanding Principal Balance of which is to be repaid solely from the Issuer Available Revenue Receipts,

and that are designated as Special Repayment Notes in the Issuer Master Definitions Schedule relating to such Issuer;

"Specified Date" means the date on which the United Kingdom participates in the third stage of European economic and monetary union pursuant to the Treaty establishing the European Community or otherwise participates in European economic and monetary union in a manner with an effect similar to such third stage;

"Standard Documentation" or "Standard Mortgage Documentation" means:

(a)  in relation to the First Issuer the standard documentation referred to in
     Schedule 12 (Standard Documentation) to the Mortgage Sale Agreement as at 26 March 2001,

(b) in relation to the Second Issuer, the standard documentation referred to in Schedule 12 (Standard Documentation) to the Mortgage Sale Agreement as at 28 September 2001, and

(c) in relation to any other Issuer, the standard documentation referred to in Schedule 1 (Standard Documentation) to the relevant Issuer Master Definitions Schedule or, in each case, any update or replacement therefor as the Seller may from time to time introduce acting in accordance with the standards of a reasonable, prudent mortgage lender;

"Standard Variable Rate" or "SVR" means, as applicable, the Northern Rock standard variable mortgage base rate and/or the standard variable mortgage base rate applicable to Mortgage Loans within the Mortgages Trust in accordance with the Mortgage Conditions;

"Stand-by Account Bank" means the bank at which the Stand-by Mortgages Trustee GIC Account and the Stand-by Funding GIC Account is maintained from time to time being, Lloyds TSB Bank plc, Financial Markets Division, 25 Monument Street, London EC3R 8BQ;

"Stand-by Account Bank Notice" means a written notice served on the Stand-by Account Bank by the Cash Manager, Funding or the Mortgages Trustee, as applicable, pursuant to the provisions of the Bank Account Agreement;

"Stand-by Bank Account Agreement" means the agreement entered into on or about 26 May 2004 between the Stand-by Account Bank, the Stand-by Funding GIC Provider, the Stand-by Mortgages Trustee GIC Provider, the Cash Manager and the Security Trustee as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement stand-by bank account agreement entered into in accordance with the Transaction Documents;

"Stand-by Funding GIC Account" means the account in the name of Funding held with the Stand-by Bank Account established pursuant to and on the terms of the Stand-by Funding Guaranteed Investment Contract and the Stand-by Bank Account Agreement.

"Stand-by Funding GIC Provider" means, Lloyds TSB Bank plc acting through its office at Financial Market Division, 25 Monument Street, London or such other person or persons who are for the time being the GIC provider to Funding under the Stand-by Funding Guaranteed Investment Contract.

"Stand-by Funding Guaranteed Investment Contract" means the guaranteed investment contract entered into on or about 26 May 2004 between Funding, the Stand-by Funding GIC Provider, the

Cash Manager and the Security Trustee under which the Stand-by GIC Provider agrees to provide the Stand-by Funding GIC Account and to pay to Funding a guaranteed rate of interest on the balance from time to time if the appointment of Northern Rock as Funding GIC Provider under the Funding Guaranteed Investment Contract is terminated, as may be amended, restated, varied or supplemented from time to time and shall include any additional or replacement stand-by guaranteed investment contract entered into by Funding in accordance with the Transaction Documents;

"Stand-by Mortgages Trustee GIC Account" means the account in the name of Mortgages Trustee held with the Stand-by Bank Account established pursuant to and on the terms of the Stand-by Mortgages Trustee Guaranteed Investment Contract and the Stand-by Bank Account Agreement.

"Stand-by Mortgages Trustee GIC Provider" means Lloyds TSB Bank plc, Financial Markets Division, 25 Monument Street, London EC3R 8BQ or such other person or persons who are for the time being GIC Provider to the Mortgages Trustee under the Stand-by Mortgages Trustee Guaranteed Investment Contract;

"Stand-by Mortgages Trustee Guaranteed Investment Contract" means the guaranteed investment contract entered into on or about 26 May 2004 between Mortgages Trustee, the Stand-by GIC Provider, the Cash Manager and the Security Trustee under which the Stand-by GIC Provider agrees to provide the Stand-by Mortgages Trustee GIC Account and to pay to the Mortgages Trustee a guaranteed rate of interest on the balance from time to time if the appointment of Northern Rock as Mortgages Trustee GIC Provider under the Mortgages Trustee Guaranteed Investment Contract is terminated, as may be amended, restated, varied or supplemented from time to time and shall include any additional or replacement stand-by guaranteed investment contract entered into by the Mortgages Trustee in accordance with the Transaction Documents;

"Start-up Loan" means the start-up loan that the Start-up Loan Provider shall make available to Funding pursuant to the Start-up Loan Agreement;

"Start-up Loan Agreement" means the agreement entered into on or about the Initial Closing Date between Funding, the Start-up Loan Provider and the Security Trustee relating to the provision of the Start-up Loan to Funding as may be amended, restated, novated, varied or supplemented from time to time and shall include any additional and/or replacement start-up loan agreement entered into by such parties in accordance with the Transaction Documents;

"Start-up Loan Provider" means Northern Rock, in its capacity as provider of the Start-up Loan and/or such other person or persons for the time being the lender under the Start-up Loan Agreement;

"Step-Up Date" means the Payment Date in respect of an Issuer on which the interest rate on the Notes issued by such Issuer increases by a pre-determined amount following the payment made by such Issuer on such Payment Date, which date in respect of the First Issuer is the Payment Date occurring in January 2008, and, in relation to any New Issuer, has the meaning specified under the relevant Issuer Master Definitions Schedule;

"Subsidiary" means (a) a subsidiary as defined in Section 736 of the Companies Act 1985 and (b) unless the context requires otherwise, a subsidiary undertaking within the meaning of Section 258 of the Companies Act 1985;

"Subordinated Principal Test" means:

(a) in respect of the First Issuer Notes, the test which is satisfied (1) on any Payment Date occurring on or after the fourth anniversary of the Initial Closing Date; and (2) on any

     Payment Date on which (a) the percentage equal to the aggregate Principal Amount Outstanding of the Class B Notes and the Class C Notes as at that Payment Date over the aggregate Principal Amount Outstanding of the First Issuer Notes as at that Payment Date is greater than (b) the product of
     (i) 2 and (ii) the percentage equal to the aggregate Principal Amount Outstanding of the Class B Notes and the Class C Notes as at the Initial Closing Date over the aggregate Principal Amount Outstanding of the First Issuer Notes as at the Initial Closing Date; or

(b) in respect of any New Notes issued by any New Issuer, has the meaning given to it under the relevant Issuer Transaction Documents and as defined in the Issuer Master Definitions Schedule relating to that New Issuer;

"Swap Agreements" means, for any Issuer, any of the Basis Rate Swap Agreements, any of the Currency Swap Agreements, any Interest Rate Swap Agreement or any other ISDA Master Agreement, Schedule and Confirmation thereto entered into among such Issuer, the relevant Swap Provider and the Note Trustee, as may be amended, restated, novated, varied or supplemented from time to time, and shall include any additional and/or replacement swap agreement entered into by such Issuer from time to time in connection with the Notes issued by such Issuer

"Swap Provider" means any of the Currency Swap Provider and/or the Basis Rate Swap Provider and/or the Interest Rate Swap Provider, as the context requires, or any other swap provider appointed from time to time in accordance with the Transaction Documents or relevant Issuer Transaction Documents;

"TARGET Business Day" means a day on which the Trans-European Automated Real-time Gross settlement Express (TARGET) system is open;

"Taxes" means all present and future taxes, levies, imposts, duties (other than stamp duty), fees, deductions, withholdings or charges of any nature whatsoever and wheresoever imposed, including, without limitation, value added tax or other tax in respect of added value and any franchise, transfer, sales, gross receipts, use, business, occupation, excise, personal property, real property or other tax imposed by any national, local or supranational taxing or fiscal authority or agency together with any penalties, fines or interest thereon and "Tax" and "Taxation" shall be construed accordingly;

"Terms and Conditions" has the same meaning as "Conditions";

"Third Party Amounts" means:

(a) payments of insurance premiums, if any, due to the Seller in respect of any Insurance Policy arranged by the Seller and/or the MIG provider to the extent not paid or payable by the Seller (or to the extent such insurance premiums have been paid by the Seller in respect of any Further Advance which is not repurchased by the Seller to reimburse the Seller);

(b) amounts under an unpaid Direct Debit which are repaid by the Administrator to the bank making such payment if such bank is unable to recoup that amount itself from the relevant customer's account;

(c) other charges the benefit of which have been re-assigned to the Seller (excluding Early Repayment Charges); and/or

(d) recoveries in respect of amounts deducted from Mortgage Loans as described in paragraphs (a) through (e) of Clause 8.5 (Adjustments to Trust Property) (inclusive) of the Mortgages

     Trust Deed;

"Title Deeds" means, in relation to each Mortgage Loan and its Related Security and the Mortgaged Property relating thereto, all conveyancing deeds and documents which make up the title to the Mortgaged Property and the security for the Mortgage Loan and all searches and enquiries undertaken in connection with the grant by the Borrower of the related Mortgage including, in the case of Registered Land, the relevant Charge Certificate;

"Together Connections Benefit" means the amount by which:

(a) the interest that would be payable on the Combined Debit Balance at the Connection Interest Rate exceeds:

(b) the interest at the Connection Interest Rate that would be payable on the amount by which the Combined Debit Balance exceeds the Combined Credit Balance;

"Together Connection Conditions" means the Mortgage Conditions of the Seller identified as Together Connection Conditions;

"Together Connections Mortgage Loans" means a type of Flexible Mortgage Loan which has the same basic features as a Together Mortgage Loan, but also allows the Borrower to link the Mortgage Loan with certain accounts that are held with the Seller, the balance amounts of which, pursuant to the Together Connection Conditions, are required to be included in the calculation of the Combined Credit Balance;

"Together Mortgage Loan" means a type of Flexible Mortgage Loan which allows a Borrower to obtain an additional unsecured drawdown loan and, in some cases, a credit card;

"Total Property" means at any time the aggregate amount standing to the credit of the Collection Accounts and held by Northern Rock on trust for the Mortgages Trustee and itself, subject to and in accordance with the Collection Bank Agreement;

"Transaction Document" means any of the following documents:

(a)  the Subscription Agreement;

(b)  the Underwriting Agreement;

(c)  the First Issuer Intercompany Loan Agreement;

(d)  the Mortgages Trust Deed;

(e)  the Mortgage Sale Agreement;

(f)  the First Issuer Deed of Charge;

(g)  the Funding Deed of Charge;

(h)  the Basis Rate Swap Agreement;

(i)  each Currency Swap Agreement;

(j)  the Depository Agreement;

(k)  the First Issuer Trust Deed;

(l)  the First Issuer Paying Agent and Agent Bank Agreement;

(m)  the Administration Agreement;

(n)  the Cash Management Agreement;

(o)  the First Issuer Cash Management Agreement;

(p)  the Funding Guaranteed Investment Contract;

(q)  the Funding (First Issuer) Guaranteed Investment Contract;

(r)  the Mortgages Trustee Guaranteed Investment Contract;

(s)  the Post-Enforcement Call Option Agreement;

(t)  the Bank Account Agreement;

(u)  the Funding (First Issuer) Bank Account Agreement;

(v)  the First Issuer Bank Account Agreement;

(w)  the Collection Bank Agreement;

(x)  the Start-Up Loan Agreement;

(y)  the Loyalty Discount Deed;

(z)  the First Issuer Corporate Services Agreement;

(aa) the Share Trust Deed;

(bb) each Corporate Services Agreement;

(cc) the Second Priority Funding Deed of Charge;

(dd) the Stand-by Bank Account Agreement;

(ee) the Stand-by Funding Guaranteed Investment Contract; and

(ff) the Stand-by Mortgages Trustee Guaranteed Investment Contract.

"Transaction" means the transaction contemplated by the Transaction Documents;

"Trigger Event" means any of an Asset Trigger Event or a Non-Asset Trigger Event, as the case may be;

"Trust Calculation Period" means the period from (and including) the first date of each calendar month (or in the case of the first such Trust Calculation Period, the Initial Closing Date) to (and including) the last day of the same calendar month;

"Trust Corporation" means a corporation entitled by rules made under the Public Trustee Act 1906, or entitled pursuant to any comparable legislation applicable to a trustee in any jurisdiction, to carry out the function of a custodian trustee;

"Trust Determination Date" means the first day (or, if not a London Business Day, the next succeeding London Business Day) of each calendar month;

"Trust Indenture Act" means the United States Trust Indenture Act of 1939, as amended;

"Trust Property" means:

(a)  the Initial Trust Property;

(b) the Closing Trust Property (excluding any Mortgage Loans that have been repurchased by the Seller pursuant to the Mortgage Sale Agreement and any Early Repayment Charge Receipts that have been paid to the Seller pursuant to the Mortgage Sale Agreement);

(c) any New Trust Property (excluding any Mortgage Loans that have been repurchased by the Seller pursuant to the Mortgage Sale Agreement and any Early Repayment Charge Receipts that have been paid to the Seller pursuant to the Mortgage Sale Agreement);

(d)  any Scottish Trust Property;

(e) any Contribution made from time to time to the Mortgages Trustee by any Beneficiary until it has been applied by the Mortgages Trustee in accordance with the Mortgages Trust Deed;

(f) any Re-Draw made under a Flexible Mortgage Loan which forms part of the Trust Property;

(g) any Further Draw made under a Personal Secured Loan which forms part of the Trust Property;

(h) any Further Advances made by the Seller to existing Borrowers which are assigned to the Trust in accordance with the Mortgage Sale Agreement;

(i) amounts on deposit (and interest earned on such amounts) from time to time in the Mortgages Trustee Bank Accounts;

(j) any Permitted Replacement Mortgage Loan and its Related Security (excluding any Early Repayment Charge Receipts that have been paid to the Seller pursuant to the Mortgage Sale Agreement) relating to a Permitted Product Switch;

(k) the proceeds of sale of any Mortgage Loan and its Related Security forming part of the Trust Property;

(l) all other property which shall form part of the Trust Property pursuant to Clause 2 (Creation of Mortgages Trust) of the Mortgages Trust Deed;

     less

(1) any actual Losses in relation to the Mortgage Loans and any actual reductions occurring in respect of the Mortgage Loans as described in Clause 8.5 (Adjustments to Trust Property) of the Mortgages Trust Deed; and

(2) distributions of principal made from time to time to the Beneficiaries of the Mortgages Trust.

"Trust Property Calculation Adjustments" has the meaning set out in the Mortgages Trust Deed;

"Trustee Acts" means the Trustee Act 1925 and the Trustee Act 2000;

"UK Account Bank" means Lloyds TSB Bank plc, City Office, Bailey Drive, Gillingham Business Park, Kent ME8 0LS;

"UK Listing Authority" means at any time the Financial Services Authority in its capacity as competent authority for the purposes of Part VI of the Financial Services and Markets Act 2000 or such other Person which at that time performs an analogous role in relation to the regulation of financial markets and the issue of public debt securities in the United Kingdom;

"Unauthorised Underpayment" means a Borrower Underpayment in respect of a Mortgage Loan which is not funded by, or exceeds the amount of any, Overpayments previously made by the

Borrower in respect of such Mortgage Loan or is otherwise not permitted by the Seller in accordance with the relevant Mortgage Conditions;

"Underpayment" means any Authorised Underpayment or Unauthorised Underpayment;

"United Kingdom" means the United Kingdom of Great Britain and Northern
Ireland;

"United States" means the United States of America;

"Unpaid Interest" means, in relation to any Non-Cash Re-Draw of any Flexible Mortgage Loan, the interest which would, but for such Non-Cash Re-Draw, have been payable in respect of that Mortgage Loan on the relevant Monthly Payment Date for such Mortgage Loan;

"Unpaid Interest Amount" means the amount of the Unpaid Interest in relation to any Non-Cash Re-Draw on any Flexible Mortgage Loan;

"Unregistered Land" means land in England or Wales, title to which is not registered at H.M. Land Registry;

"Unregistered Transfer" means, in relation to Unregistered Land, a deed of transfer of a Mortgage or Mortgages in the form referred to in paragraph (b) of Clause 6.3 of the Mortgage Sale Agreement with such modifications as may be permitted from time to time in accordance with such Clause;

"US Global Note Certificates" or "US Global Note Certificate" means the Global Note Certificates in registered form representing the US Notes;

"US Individual Note Certificates" or "US Individual Note Certificate" means the Individual Note Certificates in registered form representing the US Notes;

"US Notes" means generally the Notes which are not Reg S Notes and in relation to an Issuer the Notes issued by that Issuer which are not Reg S Notes;

"Valuation Report" means the valuation report or reports for mortgage purposes, in the form of the pro-forma contained in the Standard
Documentation, obtained by the Seller from a Valuer in respect of each Mortgaged Property or a valuation report in respect of a valuation made using a methodology which would be acceptable to a reasonable prudent mortgage lender;

"Valuer" means an Associate or Fellow of the Royal Institution of Chartered Surveyors or the Incorporated Society of Valuers and Auctioneers who was at the relevant times either a member of a firm which was on the list of Valuers approved by or on behalf of the Seller from time to time or an Associate or Fellow of the Royal Institute of Chartered Surveyors or the Incorporated Society of Valuers and Auctioneers employed in-house by the Seller acting for the Seller in respect of the valuation of a Mortgaged Property;

"WAFF" means the weighted average repossession frequency in respect of the Mortgage Portfolio; and

"WALS" means the weighted average loss severity in respect of the Mortgage Portfolio.

2.   Interpretation and Construction

Any reference in this Master Definitions Schedule or any Transaction Document to:

"agreed form" means, in relation to any document, the draft of that document the form of which has been agreed between the parties thereto (or if such document is delivered pursuant to another Transaction Document, between the parties to such Transaction Document) and initialled on their behalf for the purpose of identification;

the "assets" of any person shall be construed as a reference to the whole or any part of its business, undertakings, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), goodwill, shareholdings and uncalled capital including premium whether now or hereafter acquired and any other assets whatsoever;

the "assignment" of any Mortgage Loan shall be construed, in relation to any Scottish Mortgage Loan and its Related Security, so as to include the transfer of the beneficial interest therein and/or the legal title thereto, and the terms "assign" and "assigned" shall in that context be construed accordingly;

"disposal" shall be construed as any sale, lease, transfer, conveyance, assignment, assignation, licence, sub-licence or other disposal and "dispose" shall be construed accordingly;

a "guarantee" means any guarantee, bond, indemnity, letter of credit, third party security or other legally binding assurance against financial loss granted by one person in respect of any indebtedness of another person, or any agreement to assume any indebtedness of any other person or to supply funds or to invest in any manner whatsoever in such other person by reason of, or otherwise in relation to, indebtedness of such other person;

"indebtedness" shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

"leasehold" shall be construed so as to include any property held under a duly registered or recorded long lease in Scotland;

a "month" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a business day, it shall end on the next business day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding business day, provided that, if a period starts on the last business day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last business day in that later month (and references to "months" shall be construed accordingly);

"party" shall be construed as a party to a particular agreement, as the case may be;

"set-off" shall be construed so as to include equivalent or analogous rights under the laws of jurisdictions other than England and Wales;

"subsidiary" means, (a) a subsidiary within the meaning of Section 736 of the Companies Act 1985, and (b) unless the context requires otherwise, a subsidiary undertaking within the meaning of Section 258 of the Companies Act 1985;

"VAT" means value added tax imposed by the United Kingdom as referred to in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) replacing the same or supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any official body or agency thereof, and any similar turnover tax replacing or introduced in addition to any of the same;

a "wholly-owned subsidiary" of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and the "winding-up" or "administration" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, bankruptcy, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

2.1 "(GBP)", "sterling" or "pounds sterling" denotes the lawful currency for the time being of the United Kingdom of Great Britain and Northern Ireland; "(euro)", "euro" or "Euro" denotes the lawful currency for the time being of the member states of the European Union that adopt the single currency introduced at the start of the third stage of European Economic Monetary Union pursuant to the Treaty of Rome of 25th March, 1957, establishing the European Community as amended from time to time and as amended by, inter alia, the Treaty of European Union of 7th February, 1992; "$", "US$", "US dollars" or "dollars" denotes the lawful currency for the time being of the United States of America.

2.2 In this Master Definitions Schedule and in any of the Transaction Documents in which this Master Definitions Schedule is expressed to be incorporated or to which this Master Definitions Schedule is expressed to apply:

     (a) words denoting the singular number only shall include the plural number also and vice versa;

     (b)  words denoting one gender only shall include the other genders;

     (c) words denoting persons only shall include firms and corporations and vice versa;

     (d) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

     (e) references to any agreement or other document (including any of the Transaction Documents) shall be deemed also to refer to such agreement or document as amended, varied, supplemented or novated from time to time;

     (f) clause, paragraph and schedule headings are for ease of reference only;

     (g) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

     (h) unless stated otherwise reference to a time of day shall be construed as a reference to London (GMT) time; and

     (i) references to any person shall include references to his successors, transferees and assigns and any person deriving title under or through him.

2.3 Any requirement in any Transaction Document for any action to be taken according to the standards of a "reasonable, prudent mortgage lender" shall be satisfied by the relevant party taking the relevant action in accordance with the Seller's Policy from time to time.

2.4 Save as provided otherwise, where any obligation in a Transaction Document is owed to more than one party that obligation is owed to each of them separately and may be enforced by any of them.

2.5 (a) Where a term is defined in an Issuer Master Definitions Schedule and is used but not defined in this Master Definitions Schedule then, in connection with the relevant Issuer, that term shall have the meaning indicated in that Issuer Master Definitions Schedule; and

     (b) Where a term is used but not defined in a document to which this Master Definitions Schedule applies and that term is not defined in this Master Definitions Schedule but is defined in an Issuer Master Definitions Schedule, then in connection with the relevant Issuer that term shall have the meaning indicated in that Issuer Master Definitions Schedule.

3.   Governing Law

This Master Definitions Schedule is governed by, and shall be construed in accordance with, the laws of England (provided that any terms hereof which are particular to Scots law will be construed in accordance with the laws of Scotland).